UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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ING INVESTORS TRUST
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ING INVESTORS TRUST

ING Clarion Global Real Estate Portfolio

ING Clarion Real Estate Portfolio

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
(800) 366-0066

May 4, 2011

Dear Shareholder:

We are pleased to invite you to a special meeting of the shareholders (the “Special Meeting”) of each of ING Clarion Global Real Estate Portfolio and ING Clarion Real Estate Portfolio (each a “Portfolio,” collectively, the “Portfolios”).  The Special Meeting is scheduled for 10:00 a.m., Local time, on June 14, 2011, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

The Special Meeting has been called because ING Groep N.V., the indirect parent company of Directed Services LLC (“DSL”), the investment adviser to ING Clarion Real Estate Portfolio, ING Investments, LLC, the investment adviser to ING Clarion Global Real Estate Portfolio, and ING Clarion Real Estate Securities, LLC (“Clarion”), the sub-adviser to both Portfolios, has conditionally agreed to sell Clarion and other affiliated entities to CB Richard Ellis Group, Inc. (“CBRE”) (the “Transaction”).  Because the Transaction would result in the change in control of Clarion, the current sub-advisory agreements are likely to automatically terminate.  Therefore, at the Special Meeting, you will be asked to approve new sub-advisory agreements between the adviser to your Portfolio(s) and Clarion (each a “Proposed Sub-Advisory Agreement”).  The Proposed Sub-Advisory Agreements are identical to the current sub-advisory agreements in all material respects.  If approved by shareholders, the fees payable to Clarion under the Proposed Sub-Advisory Agreements would be the same as under the current sub-advisory agreements.

Shareholders of ING Clarion Real Estate Portfolio will also be asked to approve a new investment advisory agreement for the Portfolio with DSL to reflect the unbundling of the unified fee structure into its advisory, administrative, and “other” expense components.

Formal notice of the Special Meeting appears on the next page, followed by the combined Proxy Statement.  Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Portfolios and to you as a shareholder.

The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully.  After careful consideration, the Board of Trustees of the Portfolios has concluded that the Proposals are in the best interests of the Portfolios and their shareholders and unanimously recommends that you vote “FOR” the Proposals.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than June 13, 2011.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF

ING INVESTORS TRUST

ING Clarion Global Real Estate Portfolio

ING Clarion Real Estate Portfolio

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
(800) 366-0066

Scheduled for June 14, 2011

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING Clarion Global Real Estate Portfolio and ING Clarion Real Estate Portfolio is scheduled for June 14, 2011, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, the Portfolios’ shareholders will be asked:

1.                                     For shareholders of ING Clarion Global Real Estate Portfolio: to approve a new sub-advisory agreement between ING Investments, LLC, the investment adviser, and ING Clarion Real Estate Securities, LLC (“Clarion”), the current and proposed sub-adviser (“Proposal One”);

2.                                     For shareholders of ING Clarion Real Estate Portfolio: to approve a new sub-advisory agreement between Directed Services LLC (“DSL”), the investment adviser, and Clarion, the current and proposed sub-adviser (“Proposal Two”);

3.                                     For shareholders of ING Clarion Real Estate Portfolio: to approve a new investment advisory agreement with DSL, the investment adviser, to reflect the unbundling of the unified fee structure into its advisory, administrative, and “other” expense components (“Proposal Three”); and

4.                                     to transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponements(s) thereto.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Special Meeting.

Shareholders of record of each Portfolio as of the close of business on March 18, 2011, are entitled to notice of, and to vote at, the Special Meeting, or any adjournment(s) or postponement(s) thereof.  Your attention is called to the accompanying proxy statement.  Regardless of whether you plan to attend the Special Meeting or any adjournment thereof, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, THE ENCLOSED VOTING INSTRUCTIONS CARD, so that a quorum will be present and a maximum number of shares may be voted.  Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the relevant Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Trustees,

Huey P. Falgout, Jr.
Secretary

Dated: May 4, 2011

PROXY STATEMENT

ING INVESTORS TRUST

ING Clarion Global Real Estate Portfolio

ING Clarion Real Estate Portfolio

May 4, 2011

Toll free: (800) 366-0066
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

Special Meeting of Shareholders
Scheduled for June 14, 2011

(This page intentionally left blank)

INTRODUCTION

Why is the Special Meeting Being Held?

The Board of Trustees of ING Clarion Global Real Estate Portfolio and ING Clarion Real Estate Portfolio are sending this proxy statement (“Proxy Statement”), the attached Notice of Special Meeting (“Notice”) and the enclosed Voting Instructions Card on or about May 4, 2011.  ING Clarion Global Real Estate Portfolio and ING Clarion Real Estate Portfolio are series of ING Investors Trust (the “Trust”).  The Board of Trustees of the Trust is referred to as the “Board” or the “Trustees.”  ING Clarion Global Real Estate Portfolio and ING Clarion Real Estate Portfolio are each referred to as a “Portfolio” and, collectively, they are referred to as the “Portfolios.”

The Special Meeting is being held for the following purposes:

1.                                       For shareholders of ING Clarion Global Real Estate Portfolio: to approve a new sub-advisory agreement between ING Investments, LLC (“ING Investments”), the investment adviser, and ING Clarion Real Estate Securities, LLC (“Clarion” of the “Sub-Adviser”)(1), the current and proposed sub-adviser (“Proposal One”);

2.                                       For shareholders of ING Clarion Real Estate Portfolio: to approve a new sub-advisory agreement between Directed Services LLC (“DSL,” and collectively with ING Investments, the “Advisers”), the investment adviser, and Clarion, the current and proposed sub-adviser (“Proposal Two”);

3.                                       For shareholders of ING Clarion Real Estate Portfolio: to approve a new investment advisory agreement (the “Proposed Advisory Agreement”) with DSL, the investment adviser, to reflect the unbundling of the unified fee structure into its advisory, administrative, and “other” expense components (“Proposal Three”); and

4.                                       to transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponements(s) thereto.

As announced on February 15, 2011, ING Groep, the indirect parent of both the Advisers and Clarion, has reached an agreement with CB Richard Ellis Group, Inc. (“CBRE”), wherein CBRE will acquire a majority of the real estate investment management businesses of ING Groep (“ING REIM”), including Clarion (the “Transaction”).  The Transaction is expected to be completed during the second half of 2011, and is contingent upon, among other things, the approval or consent (as applicable) of the clients/shareholders representing a substantial percentage of Clarion’s assets under management.  The Portfolios are considered to be part of the assets under management of Clarion.

CBRE is a global leader in commercial real estate services, with approximately 31,000 employees in over 300 offices worldwide, including approximately 400 individuals involved in real estate market research.  CBRE offers strategic advice and execution for property sales and leasing; corporate services; property, facilities and project management; mortgage banking; appraisal and valuation; development services; investment management; and research and consulting.  CBRE’s principal executive offices are located at 11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California 90025.

After the closing of the Transaction, Clarion will become a business unit of CBRE Investors, an independently operated subsidiary of CBRE.  CBRE has reported that the brand or company name under which the combined CBRE Investors/ING REIM business will be operated is currently being evaluated and will be announced in connection with the closing of the Transaction.  Clarion has advised the Board

(1)                                  For purposes of this Proxy Statement, the term “Clarion” or “Sub-Adviser” may be used to refer to Clarion both before and after the closing of the Transaction (as defined below), as the context dictates.

that CBRE’s current plans are for Clarion to remain intact after the Transaction, and that no changes are anticipated to Clarion’s operating autonomy or management team, or to the portfolio management team responsible for providing sub-advisory services to the Portfolios.  It is anticipated that senior management of Clarion will own nearly 25% of Clarion on a fully-diluted basis after the closing of the Transaction.  This ownership will vest over time (generally eight years), and a significant portion will be forfeited if an owner resigns voluntarily in the first several years.

The acquisition of Clarion as part of the Transaction would likely be deemed to result in the “assignment” of the current sub-advisory agreements with Clarion (“Current Sub-Advisory Agreements”), as such term is defined for purposes of the Investment Company Act of 1940 (the “1940 Act”).  By law, this assignment will trigger the automatic termination of each of the Current Sub-Advisory Agreements.  Therefore, the shareholders of each of the Portfolios are being asked to approve a proposed sub-advisory agreement (each a “Proposed Sub-Advisory Agreement”), which is identical to the Current Sub-Advisory Agreement in all material respects.

Shareholders of ING Clarion Real Estate Portfolio also will be asked to approve a new investment advisory agreement (the “Proposed Advisory Agreement”) with DSL to reflect the unbundling of the unified fee structure into its advisory, administrative, and “other” expense components.  Finally, the Special Meeting will be held to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

The Board is soliciting votes from shareholders of a Portfolio only with respect to the particular Proposal(s) that affect that Portfolio.  The following table identifies by Portfolio which shareholders are entitled to vote on each Proposal.

Portfolio	Proposal One	Proposal Two	Proposal Three
ING Clarion Global Real Estate Portfolio	✓
ING Clarion Real Estate Portfolio		✓	✓

Why did you send me this booklet?

This booklet includes a Proxy Statement and one Voting Instructions Card for each Portfolio in which you have an interest.  It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice for the relevant Portfolio or Portfolios.

Shares of the Portfolios have been purchased by you through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction by your insurance company, through its separate accounts (“Separate Accounts”) to serve as investment options under your variable annuity contract or variable life insurance policy or, if you are a qualified plan participant (“Plan Participant”), through your Qualified Plan.

The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.  For a pension plan, this usually means the trustee for the plan.  Shares of the Portfolios are available as investment options in variable annuity contracts and variable life insurance policies issued by an insurance company (“Variable Contracts”) to individuals and to sponsors of group pension and retirement plans.  Shares of the Portfolios are also offered directly to certain Qualified Plans.  Accordingly, the insurance companies and Qualified Plans or their trustees, as the record owners of the Portfolios’ shares are, in most cases, the true “shareholders” of the Portfolios.  Holders of Variable Contracts (“Variable Contract Holders”) that are registered with the U.S. Securities and Exchange Commission (“SEC”)

generally have the right to instruct the insurance company that issued the Variable Contract on how to vote on the Proposals set forth in this Proxy Statement for Portfolios that they have chosen as investment options.  For certain Qualified Plans, plan trustees generally exercise voting rights but, in some cases, may pass their voting rights to Plan Participants who will provide instructions on how to vote shares.  Therefore, references to “shareholder” or “you” throughout the proxy materials does not usually refer to the technical shareholder, but usually means the persons who can decide how to vote on the Proposals, which includes Variable Contract Holders, and may include pension plan trustees and, in some instances, Plan Participants where they have the right to provide instructions on the shares owned through the Qualified Plan.

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of each Portfolio’s shareholders.

Who is eligible to vote?

Shareholders holding an investment in shares of a Portfolio as of the close of business on March 18, 2011 (the “Record Date”), are eligible to vote or instruct their insurance company or plan trustee as to how to vote their shares.  (See “General Information” for a more detailed discussion of voting procedures.)

Appendix A sets forth the number of shares of each class of each Portfolio issued and outstanding as of the Record Date.

How do I vote?

Variable Contract Holders can instruct their insurance company through which they hold a beneficial interest in the Portfolios as to how to vote by promptly completing, signing, and returning the enclosed Voting Instructions Card in the enclosed envelope, or by attending the Special Meeting in person and voting.  Joint owners should each sign the Voting Instructions Card.

Shares of the Portfolios are sold to Separate Accounts and are used as investment options under Variable Contracts.  Variable Contract Holders who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio.  An insurance company that uses a Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders.  Therefore, for Separate Accounts that are registered with the SEC, an insurance company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder.  In the event that any Variable Contract Holders fail to provide voting instructions with respect to Separate Accounts registered with the SEC, the insurance company will vote the shares attributable to those Variable Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions are received in a timely fashion from Variable Contract Holders investing through the same Separate Account, even if only a small number of Variable Contract Holders provide voting instructions.  The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.

Variable Contract Holders permitted to give instructions to an insurance company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, have been determined as of the Record Date.  In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

Shares of the Portfolios are also sold directly to the trustees of certain Qualified Plans.  A trustee for a Qualified Plan that includes a Portfolio as an investment option is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but in some cases will pass through any voting rights to Plan Participants who have an interest in the Portfolio.  Where a trustee for a Qualified Plan passes through voting rights to Plan Participants and any Plan Participants fail to give instructions as to how to vote their shares, the trustee will use proportional voting and vote those shares in proportion to the instructions given by other Plan Participants who voted.  The effect of proportional voting is that if a large number of Plan Participants fail to give voting instructions, a small number of Plan Participants may determine the outcome of the vote.

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instructions Card originally sent with the Proxy Statement or attend the Special Meeting in person.  Shareholders can vote by completing, signing and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  To vote by telephone or Internet, follow the voting instructions as outlined on your Voting Instructions Card.  These options require shareholders to input a control number, which is located on your Voting Instructions Card.  After entering this number, shareholders will be prompted to provide their voting instructions on the Proposals, as applicable.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.  Joint owners must each sign the Voting Instructions Card.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Voting Instructions Card originally sent with this Proxy Statement or attend the Special Meeting in person.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on June 14, 2011, at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on June 14, 2011.

The Proxy Statement is available on the Internet at http://www.proxyweb.com/ing.  Additional information about each Portfolio is available in its Prospectuses, Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders.  Copies of the Portfolios’ Annual and Semi-Annual Reports have previously been mailed to shareholders.  This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports.  You can obtain copies of the Annual and Semi-Annual Reports of each Portfolio upon request, without charge, by writing to the Trust at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034, by calling (800) 366-0066, or by visiting http://www.ingfunds.com/vp/literature.

How can I obtain more information about a Portfolio?

Should you have any questions about a Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  The prospectuses and other information regarding the Portfolios are available on the Internet at http://www.ingfunds.com/vp/literature.

How does the Board recommend that I vote and why?

The Board recommends that shareholders vote “FOR” each Proposal.

PROPOSAL ONE

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT
(ING Clarion Global Real Estate Portfolio)

What is Proposal One?

Shareholders of ING Clarion Global Real Estate Portfolio are being asked to approve the Proposed Sub-Advisory Agreement between ING Investments and Clarion to ensure that the existing sub-advisory arrangements can continue uninterrupted after the Transaction.

Clarion currently serves as the Sub-Adviser to ING Clarion Global Real Estate Portfolio pursuant to the Current Sub-Advisory Agreement dated January 3, 2006, as amended, between ING Investments and Clarion.  ING Groep, the indirect parent of both ING Investments and Clarion, has entered into a transaction with CBRE whereby CBRE will acquire for cash consideration a majority of the real estate investment management businesses of ING REIM, including Clarion.  If the conditions for the sale are met, it is anticipated that the Transaction will close on or about July 1, 2011.  The 1940 Act requires that an agreement under which a registered investment adviser serves as the adviser or sub-adviser to an investment company, such as the Current Sub-Advisory Agreement, must provide for its automatic termination in the event of its “assignment” (as defined in the 1940 Act).  Generally, a sale of a controlling block of an investment adviser’s or sub-adviser’s voting securities is deemed to result in an assignment of the investment adviser’s advisory agreements.  The acquisition of Clarion as part of the Transaction will constitute a sale of a controlling block of voting securities of Clarion, presumably resulting in the assignment and the automatic termination of the Current Sub-Advisory Agreement.

After the closing of the Transaction, Clarion will become a business unit of CBRE Investors, an independently operated subsidiary of CBRE.  CBRE has reported that the brand or company name under which the combined CBRE Investors/ING REIM business will be operated is currently being evaluated and will be announced in connection with the closing of the Transaction.  Clarion has advised the Board that CBRE’s current plans are for Clarion to remain intact after the Transaction, and that no changes are anticipated to Clarion’s operating autonomy or management team, or to the portfolio management team responsible for providing sub-advisory services to ING Clarion Global Real Estate Portfolio.  It is anticipated that senior management of Clarion will own nearly 25% of Clarion on a fully-diluted basis after the closing of the Transaction.  This ownership will vest over time (generally eight years), and a significant portion will be forfeited if an owner resigns voluntarily in the first several years.  Clarion has reported that it does not anticipate that the Transaction will cause any reduction in the quality of services it now provides to ING Clarion Global Real Estate Portfolio or have any adverse effect on its ability to fulfill its obligations to the Portfolio.

CBRE is a global leader in commercial real estate services, with approximately 31,000 employees in over 300 offices worldwide, including approximately 400 individuals involved in real estate market research.  CBRE offers strategic advice and execution for property sales and leasing; corporate services; property, facilities and project management; mortgage banking; appraisal and valuation; development services; investment management; and research and consulting.  CBRE’s principal executive offices are located at 11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California 90025.

On March 3, 2011, the Board approved the Proposed Sub-Advisory Agreement and recommended that the shareholders of ING Clarion Global Real Estate Portfolio do the same.  The Proposed Sub-Advisory Agreement may not go into effect unless shareholders approve it.  If Proposal One is approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on or about July 1, 2011, and will remain in full force and effect, unless otherwise terminated, through November 30, 2012.  A form of the Proposed Sub-Advisory Agreement between ING Investments and Clarion is included as Appendix D.

Who is ING Clarion Global Real Estate Portfolio’s investment adviser?

ING Investments, an Arizona limited liability company, serves as the investment adviser to ING Clarion Global Real Estate Portfolio.  This would not change if the Transaction for Clarion is effected.  ING Investments is registered with the SEC as an investment adviser.  ING Investments became an investment management firm in April 1995.  As of December 31, 2010, ING Investments oversees approximately $47.5 billion in assets.  ING Investments’ principal address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.  ING Investments serves as investment adviser to ING Clarion Global Real Estate Portfolio pursuant to a management agreement between ING Investments and the Trust, dated February 25, 2004, as amended (the “Advisory Agreement”).

The Advisory Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of ING Clarion Global Real Estate Portfolio’s operations, ING Investments may engage, subject to the approval of the Board and, where required, the Portfolio’s shareholders, sub-advisers to provide day-to-day advisory services to the Portfolio.  ING Investments may delegate to the sub-advisers duties, among other things, to formulate and implement ING Clarion Global Real Estate Portfolio’s investment programs, including the duty to determine what securities will be purchased and sold for the Portfolio.

ING Investments is an indirect, wholly-owned subsidiary of ING Groep, which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries.  With a diverse workforce of about 105,000 people, ING Groep comprises a broad spectrum of prominent companies, many of which serve their clients under the ING brand.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include ING Investments, and its immediate affiliates, would be separated from ING Groep by the end of 2013.  To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate public offerings: one a U.S.-focused offering that would include U.S.-based insurance, retirement services, and investment management operations, and the other a European-based offering for European and Asian-based insurance and investment management operations.  There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service ING Clarion Global Real Estate Portfolio, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers.  A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan.  The restructuring plan may result in ING Investments’ loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability.  In addition, the divestment of ING businesses, including ING Investments, may potentially be deemed a change of control of each entity.  A change of control would result in the termination of ING Clarion Global Real Estate Portfolio’s advisory agreements, which would trigger the necessity for new agreements that would require approval of the Portfolio’s Board, and may trigger the need for shareholder approval.  Currently, ING Investments does not anticipate that the restructuring will have a material adverse impact on ING Clarion Global Real Estate Portfolio or its operations and administration.

The Advisory Agreement was last renewed by the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”), on November 18, 2010, and was most recently approved by the initial shareholder of ING Clarion Global Real Estate Portfolio on January 3, 2006, in connection with the Portfolio’s commencement of operations.

ING Investments acts as a “manager-of-managers” for ING Clarion Global Real Estate Portfolio.  See “What are the terms of the Advisory Agreement” below for more information regarding this arrangement.

See Appendix F for a listing of the names, addresses and principal executive officers of ING Investments.

Who is ING Clarion Global Real Estate Portfolio’s sub-adviser?

Founded in 1969, Clarion, a Delaware limited liability company, is registered with the SEC as an investment adviser.  Currently, Clarion is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments.  The principal address of Clarion is 201 King of Prussia Road, Suite 600, Radnor, PA 19087.  Clarion is in the business of providing investment advice to institutional client accounts that, as of December 31, 2010, were valued at approximately $19.4 billion.

As described in the Introduction above, upon the completion of the Transaction, Clarion will become a business unit of CBRE Investors, an independently operated subsidiary of CBRE.  The brand or company name under which the combined CBRE Investors/ING REIM business will be operated is currently being evaluated and will be announced in connection with the closing of the Transaction.  Also as described in the Introduction above, Clarion is expected to remain intact after the Transaction.

See Appendix G for a listing of the names, addresses, and the principal occupations of the principal executive officers of Clarion.  No changes to this listing are anticipated as a result of the Transaction.

Appendix H sets forth the names of investment companies with an investment objective similar to that of ING Clarion Global Real Estate Portfolio for which Clarion acts as sub-adviser, the annual rate of compensation and the net assets of that investment company as of December 31, 2010.

How will the Proposal, if approved, affect the management of ING Clarion Global Real Estate Portfolio?

As discussed above, the day-to-day management of ING Clarion Global Real Estate Portfolio’s portfolio is currently provided by Clarion pursuant to the Current Sub-Advisory Agreement, under the oversight of ING Investments.  The Proposed Sub-Advisory Agreement is materially identical to the Current Sub-Advisory Agreement.  No changes are expected to result in the manner in which ING Clarion Global Real Estate Portfolio is managed as a result of Proposal One.

Are there changes anticipated to be made to the investment objective, investment strategies or the name of ING Clarion Global Real Estate Portfolio as a result of the Proposal?

The Transaction will not result in any change to the investment objective or the investment strategies of ING Clarion Global Real Estate Portfolio.  The brand or company name under which Clarion will operate subsequent to the Transaction is currently being evaluated and will be announced in connection with the closing of the Transaction.  The name of the Portfolio may change to reflect any change in the name of the Sub-Adviser.  Shareholders will be notified of any change to the name of the Portfolio.

Management of ING Clarion Global Real Estate Portfolio

Clarion has informed the Board that no changes to the portfolio management team of ING Clarion Global Real Estate Portfolio is expected as a result of the Transaction or Proposal One.  The day-to-day management of ING Clarion Global Real Estate Portfolio is performed by the following teams of investment professionals:

T. Ritson Ferguson, Managing Director, Chief Investment Officer (since 01/06).  Mr. Ferguson oversees the day-to-day management of client accounts and the firm’s Investment Committee.  Mr. Ferguson co-founded Clarion’s predecessor firm in 1991 and has 25 years of investment experience.

Steven D. Burton, Managing Director, Global Strategy Portfolio Manager (since 01/06).  Mr. Burton is a member of the Clarion global portfolio management team with responsibilities including the oversight of the European real estate securities research team.  Mr. Burton joined the firm in 1995 and has 27 years of investment experience.

Joseph P. Smith, Managing Director, Portfolio Manager (since 01/07).  Mr. Smith is a member of the Clarion global portfolio management team responsible for oversight of the Americas real estate securities research team.  Mr. Smith joined the firm in 1997 and has 21 years of investment experience.

How has Clarion performed in the past managing ING Clarion Global Real Estate Portfolio?

The tables below show how ING Clarion Global Real Estate Portfolio has performed over various periods in the past, as compared to the performance of a broad-based securities market index/indices for the same periods.  The performance information below reflects applicable fee waivers and/or expense limitations in effect during the period presented.  Absent such fee waivers/expense limitations, if any, performance would have been lower.  Performance in an Average Annual Total Returns Table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan.  If these charges or expenses were included, performance would be lower.  The past performance of a Portfolio is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/vp/literature or call 1-800- 992-0180.

The Portfolio’s Class S shares’ year-to-date total return as of March 31, 2011: [ ]%

Average Annual Total Returns%
(for the periods ended December 31, 2010)

	1 Yr	5 Yrs (or since inception)		10 Yrs (or since inception)	Inception Date
Class ADV %	15.61	0.60		N/A	04/28/06
S&P Developed Property Index(1)%	21.52	0.25	(2)	N/A	—
Class I %	16.33	3.27		N/A	01/03/06
S&P Developed Property Index(1)%	21.52	2.65	(2)	N/A	—
Class S %	16.00	3.00		N/A	01/03/06
S&P Developed Property Index(1)%	21.52	2.65	(2)	N/A	—
Class S2%	15.77	0.87		N/A	05/03/06
S&P Developed Property Index(1)%	21.52	0.25	(2)	N/A	—

(1)          The index returns do not reflect deductions for fees, expenses, or taxes.

(2)          Reflects index performance since the date closest to the Class’ inception for which data is available.

What are the terms of the Advisory Agreement?

ING Clarion Global Real Estate Portfolio’s Advisory Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services for the Portfolio.  The Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to ING Clarion Global Real Estate Portfolio and to furnish advice and recommendations with respect to the investment of the Portfolio’s assets and the purchase or sale of its portfolio securities.  The Advisory Agreement also permits ING Investments to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers.  ING Investments oversees the investment management services of ING Clarion Global Real Estate Portfolio’s sub-adviser — Clarion.

From time to time, ING Investments may recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Board.  It is not expected that ING Investments would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities.  ING Clarion Global Real Estate Portfolio and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of ING Clarion Global Real Estate Portfolio’s shareholders.  ING Clarion Global Real Estate Portfolio will notify shareholders of any change in the identity of a sub-adviser of the Portfolio, the addition of a sub-adviser to the Portfolio, or any change in the terms of a contract with a non-affiliated sub-adviser.  In this event, the name of the Portfolio and its investment strategies may also change.

The Advisory Agreement provides that ING Investments is not subject to liability to a Portfolio for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement, except by reason of willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

After an initial two-year term, the Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of ING Clarion Global Real Estate Portfolio outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

For the services it provides to ING Clarion Global Real Estate Portfolio under the Advisory Agreement, ING Investments currently receives an advisory fee, payable monthly, at the annual rate of the Portfolio’s average daily net assets shown in the table below.  The table below also indicates the annual fees (advisory fees) paid by ING Clarion Global Real Estate Portfolio to ING Investments for the fiscal year ended December 31, 2010.

Portfolio	Annual Advisory Fee Rate	Advisory Fees Paid for Fiscal Year Ended December 31, 2010
ING Clarion Global Real Estate Portfolio(1)	0.800% on the first $250 million of the Portfolio’s average daily net assets; 0.775% on the next $250 million of the Portfolio’s average daily net assets; and 0.700% of the Portfolio’s average daily net assets in excess of $500 million	$3,017,743

(1)        Pursuant to fee waiver agreements, ING Investments has agreed to lower the advisory fee for ING Clarion Global Real Estate Portfolio so that advisory fees payable to ING Investments will be waived in amounts equal to 50% of the savings to ING Investments resulting from the implementation of sub-advisory fee reductions for the period from May 1, 2009 through May 1, 2012.  There is no guarantee that the waiver will continue after this date.  This agreement will only renew if ING Investments elects to renew it.

ING Investments, and not ING Clarion Global Real Estate Portfolio, bears the expenses of the services provided by Clarion.

What are the terms of the Proposed Sub-Advisory Agreements?

A copy of the form of the Proposed Sub-Advisory Agreement between ING Investments and Clarion is included as Appendix D.  The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix D.

The Proposed Sub-Advisory Agreement is materially identical to the Current Sub-Advisory Agreement, except that the Proposed Sub-Advisory Agreement will provide for different effective dates and durations.  Under the Proposed Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, the fee payable to Clarion will be paid by ING Investments, and not by ING Clarion Global Real Estate Portfolio.  Clarion will act as the Sub-Adviser to ING Clarion Global Real Estate Portfolio pursuant to the Proposed Sub-Advisory Agreement, as it does under the Current Sub-Advisory Agreement.  In this capacity, Clarion will furnish ING Clarion Global Real Estate Portfolio with investment advisory services in connection with a continuous investment program and manage ING Clarion Global Real Estate Portfolio’s investments in accordance with its investment objectives, policies and restrictions, as set forth in the Portfolio’s prospectuses and statements of additional information.  Subject to the supervision and control of ING Investments, which in turn is subject to the supervision and control of the Board, Clarion, in its discretion, will continue to determine and select the securities to be purchased for and sold from ING Clarion Global Real Estate Portfolio and to place orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

As is the case with the Current Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its obligations or reckless disregard of its obligations and duties, Clarion will not be liable to the Trust, its shareholders or to ING Investments for any act or omission resulting in any loss suffered by the Trust, ING Clarion Global Real Estate Portfolio or the

Portfolio’s shareholders in connection with any service provided under the Proposed Sub-Advisory Agreement.

The sub-advisory fee payable under the Proposed Sub-Advisory Agreement is the same as that payable under the Current Sub-Advisory Agreement.  The fee is computed at an annual rate, as a percentage of ING Clarion Global Real Estate Portfolio’s average daily net assets.  For its fee, Clarion furnishes, and Clarion will furnish, at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the Proposed Sub-Advisory Agreement.  The sub-advisory fee under the Proposed Sub-Advisory Agreement will be pursuant to the following fee schedules:

Portfolio	Annual Sub-Advisory Fee(1)
ING Clarion Global Real Estate Portfolio

0.400% on the first $200 million of the Portfolio’s average daily net assets;

0.350% on the next $550 million of the Portfolio’s average daily net assets; and

0.320% of the Portfolio’s average daily net assets in excess of $750 million

(1)   Assets of ING Clarion Global Real Estate Portfolio and ING Clarion Real Estate Portfolio will be aggregated for purposes of calculating Clarion’s fee at the above-stated rate.

As with the Current Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement will be terminable as follows: by ING Investments at any time without penalty, upon sixty (60) days’ written notice to Clarion and ING Clarion Global Real Estate Portfolio; at any time without payment of any penalty by the Portfolio, upon the vote of a majority of the Portfolio’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to ING Investments and Clarion; or by Clarion upon three (3) months’ written notice unless the Portfolio or Adviser requests additional time to find a replacement for Clarion, in which case Clarion shall allow the additional time requested by the Portfolio or Adviser not to exceed three (3) months beyond the initial three (3) month notice period; provided, however, that Clarion may terminate a Proposed Sub-Advisory Agreement at any time without penalty, with respect to the Portfolio immediately, effective upon written notice to ING Investments and the Portfolio, in the event either Clarion (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the 1940 Act or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its contract with the Portfolio; ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under the Proposed Sub-Advisory Agreement; and/or Clarion does not receive compensation for its services from ING Investments or the Portfolio as required by the terms of the Agreement.

The key terms of the Current Sub-Advisory Agreement are substantially identical to those of the Proposed Sub-Advisory Agreement, except that the effective dates, durations and termination provisions differ.  The Proposed Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees of the Board, on March 3, 2011.

Are there any changes to any Portfolio’s fee structure due to the appointment of Clarion as sub-adviser?

No changes to ING Clarion Global Real Estate Portfolio’s fee schedule are anticipated in connection with or related to Proposal One.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal One is in the best interests of ING Clarion Global Real Estate Portfolio and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its March 3, 2011, meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal.  The Board is therefore recommending that ING Clarion Global Real Estate Portfolio’s shareholders vote “FOR”   Proposal One to appoint Clarion as sub-adviser and to implement the Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement.

What factors were considered by the Board?

At a meeting of the Board held on March 3, 2011, the Board, including a majority of the Independent Trustees, determined to appoint Clarion as the sub-adviser to ING Clarion Global Real Estate Portfolio under the Proposed Sub-Advisory Agreement.  In determining whether to approve the Proposed Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the agreement should be approved.  The materials provided to the Board in support of the sub-advisory arrangement with Clarion included the following:  (1) a memorandum discussing the change of control of Clarion and the resulting assignment and automatic termination of the Portfolio’s Current Sub-Advisory Agreement; (2) responses from Clarion to questions posed by independent legal counsel to the Independent Trustees; (3) supporting documentation, including a copy of the form of the Proposed Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation.  In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ING Investments or its affiliates who administer the Portfolio (“Management”) in connection with its management of the funds in the ING Funds Complex, including the Portfolio, and a presentation by Clarion at the Joint Meeting of the Investment Review Committees of the Board held on January 13, 2011 and the March 1, 2011 meeting of the Board’s Contracts Committee.  Such information included, among other things, a detailed analysis of the Portfolio’s performance, including attribution analyses, which had not been provided at regular Board meetings.

The Board’s consideration of whether to approve the Portfolio’s Proposed Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) ING Investments’ and the Board’s positive view of Clarion’s performance in serving as the Sub-Adviser to the Portfolio; (2) the nature and quality of the services to be provided by Clarion under the Proposed Sub-Advisory Agreement, including the fact that the Proposed Sub-Advisory Agreement is materially identical to the Current Sub-Advisory Agreement except with respect to effective dates and duration; (3) the Board’s positive view of Clarion’s personnel, operations, and investment management capabilities of Clarion, and Clarion’s representations that the portfolio management personnel providing day-to-day management services to the Portfolio would remain in place through the closing of the Transaction and would continue to manage assets after the closing; (4) ING Groep’s representations that neither it nor its affiliates have any understanding or arrangement that, in their judgment, would reasonably be expected to impose an unfair burden on the Portfolio in connection with the Transaction; (5) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided by Clarion, including the fact that the sub-advisory fee under the Proposed Sub-Advisory Agreement would be paid by ING Investments and not directly by the Portfolio; (6) that the sub-advisory fee rate payable by ING Investments would remain unchanged after the Transaction is completed and the Transaction would not affect the advisory fee payable by the Portfolio to ING Investments; (7) the advisory fee and expense ratio of the Portfolio as compared to the fee rates and expense ratios of a peer group of comparable investment companies, and the fee rates and expenses charged by ING Investments to the Portfolio as compared to other clients for which ING Investments provides comparable services; (8) Clarion’s representations that the Transaction described in Proposal One would not adversely affect the nature and quality of services to be provided to the Portfolio and was not expected to have a material adverse effect on the ability of Clarion to provide those services; (9) ING Investments’ and the Board’s familiarity with Clarion’s operations and compliance programs, including Clarion’s policies and procedures intended to assure compliance with the federal securities laws, Clarion’s representations that it did not anticipate material changes to these operations and compliance programs in connection with the Transaction; and (10) Clarion’s representations regarding its Code of Ethics and related procedures for complying with that Code of Ethics, including a representation that Clarion did not anticipate that the Code of Ethics and related procedures would change materially in connection with the Transaction, and a commitment by the Portfolio’s Chief Compliance Officer to report to the Board at a later date regarding any modifications to the Code of Ethics and the related procedures that may ultimately be implemented in connection with the Transaction.

In addition, in evaluating the Proposed Sub-Advisory Agreement and ING Investments’ recommendation that the Board approve this agreement, the Board, including the Independent Trustees, recognized the fact that the amount of proceeds to be received by ING Groep in connection with the Transaction would depend, in part, on the amount of assets under management by Clarion immediately following the Transaction.  Specifically, the Board recognized that if Clarion was not permitted to serve as the Sub-Adviser of the Portfolio after the Transaction, ING Groep would receive fewer proceeds from the Transaction.

After its deliberations, the Board reached the following conclusions:  (1) Clarion should be appointed as the sub-adviser to the Portfolio under the Proposed Sub-Advisory Agreement and continue to provide advisory services to the Portfolio; and (2) the sub-advisory fee rate payable by ING Investments to Clarion is reasonable in the context of all factors considered by the Board.

Based on these conclusions and other factors, the Board voted to approve the Proposed Sub-Advisory Agreement.  During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Shareholders of ING Clarion Global Real Estate Portfolio must approve the Proposed Sub-Advisory Agreement for it to become effective.  The approval of Proposal One is not contingent on, and will not affect, the approval of either Proposal Two or Proposal Three.  Approval of the Proposed Sub-Advisory Agreement by ING Clarion Global Real Estate Portfolio requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, which, for this purpose means the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

What happens if shareholders do not approve the Proposal?

If the shareholders of ING Clarion Global Real Estate Portfolio do not approve the Proposed Sub-Advisory Agreement with Clarion, but the Transaction proceeds nonetheless, Clarion would not be able to serve the Portfolio as a sub-adviser under the Proposed Sub-Advisory Agreement.  In this event, the Board would need to consider appropriate action, which could include, among other things, appointment of Clarion under an interim sub-advisory agreement approved by the Board that could last up to 150 days, appointment of a different sub-adviser, or direct management by ING Investments.

PROPOSAL TWO

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

(ING Clarion Real Estate Portfolio)

What is Proposal Two?

Shareholders of ING Clarion Real Estate Portfolio are being asked to approve the Proposed Sub-Advisory Agreement for the Portfolio between DSL and Clarion to ensure that the existing sub-advisory arrangements can continue uninterrupted after the Transaction.

Clarion currently serves as the Sub-Adviser to ING Clarion Real Estate Portfolio pursuant to the Current Sub-Advisory Agreement, dated July 9, 2009, between DSL and Clarion.  ING REIM, the indirect parent of both DSL and Clarion, has entered into a transaction with CBRE whereby CBRE will acquire for cash consideration a majority of the real estate investment management businesses of ING Groep, including Clarion.  If the conditions for the sale are met, it is anticipated that the Transaction will close on or about July 1, 2011.  The 1940 Act requires that an agreement under which a registered investment adviser serves as the adviser or sub-adviser to an investment company, such as the Current Sub-Advisory Agreement, must provide for its automatic termination in the event of its “assignment” (as defined in the 1940 Act).  Generally, a sale of a controlling block of an investment adviser’s or sub-adviser’s voting securities is deemed to result in an assignment of the investment adviser’s advisory agreements.  The acquisition of Clarion as part of the Transaction will constitute a sale of a controlling block of voting securities of Clarion, presumably resulting in the assignment and the automatic termination of the Current Sub-Advisory Agreement.

After the closing of the Transaction, Clarion will become a business unit of CBRE Investors, an independently operated subsidiary of CBRE.  The brand or company name under which the combined CBRE Investors/ING REIM business will be operated is currently being evaluated and will be announced in connection with the closing of the Transaction.  Clarion has advised the Board that CBRE’s current plans are for Clarion to remain intact after the Transaction.  No changes are anticipated to Clarion’s operating autonomy or management team, or to the portfolio management team responsible for providing sub-advisory services to ING Clarion Real Estate Portfolio.  It is anticipated that senior management of Clarion will own nearly 25% of Clarion on a fully-diluted basis after the closing of the Transaction.  This ownership will vest over time (generally eight years), and a significant portion will be forfeited if an owner resigns voluntarily in the first several years.  Clarion does not anticipate that the Transaction will cause any reduction in the quality of services it now provides to ING Clarion Real Estate Portfolio or have any adverse effect on its ability to fulfill its obligations to the Portfolio.

CBRE is a global leader in commercial real estate services, with approximately 31,000 employees in over 300 offices worldwide, including approximately 400 individuals involved in real estate market research.  CBRE offers strategic advice and execution for property sales and leasing; corporate services; property, facilities and project management; mortgage banking; appraisal and valuation; development services; investment management; and research and consulting.  CBRE’s principal executive offices are located at 11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California 90025.

On March 3, 2011, the Board approved the Proposed Sub-Advisory Agreement and recommended that the shareholders of ING Clarion Real Estate Portfolio do the same.  The Proposed Sub-Advisory Agreement may not go into effect unless shareholders approve it.  If Proposal Two is approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on or about July 1, 2011, and will remain in full force and effect, unless otherwise terminated, through November 30, 2012.  A form of the Proposed Sub-Advisory Agreement between DSL and Clarion is included as Appendix E.

Who is ING Clarion Real Estate Portfolio’s investment adviser?

DSL, a Delaware limited liability company, serves as the investment adviser to ING Clarion Real Estate Portfolio.  This would not change if the Transaction for Clarion is effected.  DSL has overall responsibility for the management of ING Clarion Real Estate Portfolio. DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and ordinary operations of ING Clarion Real Estate Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.  DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  As of December 31, 2010, DSL oversees over $41.5 billion in registered investment company assets.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.  DSL serves as investment adviser to ING Clarion Real Estate Portfolio pursuant to an amended and restated management agreement dated January 1, 2007 (the “Current Advisory Agreement”).

The Current Advisory Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of ING Clarion Real Estate Portfolio’s operations, DSL may engage, subject to the approval of the Board and, where required, the Portfolio’s shareholders, sub-advisers to provide day-to-day advisory services to the Portfolio.  DSL may delegate to the sub-advisers duties, among other things, to formulate and implement the Portfolio’s investment programs, including the duty to determine what securities will be purchased and sold for the Portfolio.

DSL is an indirect, wholly-owned subsidiary of ING Groep, which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries.  With a diverse workforce of about 105,000 people, ING Groep comprises a broad spectrum of prominent companies, many of which serve their clients under the ING brand.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include DSL, Sub-Adviser and certain affiliates, would be separated from ING Groep by the end of 2013.  To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate public offerings: one a U.S.-focused offering that would include U.S.-based insurance, retirement services, and investment management operations, and the other a European-based offering for European and Asian-based insurance and investment management operations.  There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned IPOs or through other means, in whole or in part may be disruptive to the businesses of ING entities, including the ING entities that service ING Clarion Real Estate Portfolio, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers.  A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan.  The restructuring plan may result in DSL’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability.  In addition, the divestment of ING businesses, including DSL, may potentially be deemed a change of control of each entity.  A change of control would result in the termination of ING Clarion Real Estate Portfolio’s advisory agreements, which would trigger the necessity for new agreements that would require approval of ING Clarion Real Estate Portfolio’s Board, and may trigger the need for shareholder approval.  Currently, DSL does not anticipate that the restructuring will have a material adverse impact on ING Clarion Real Estate Portfolio or its operations and administration.

The Current Advisory Agreement was last renewed by the Board, including a majority of the Independent Trustees, on November 18, 2010, and was most recently approved by shareholders of ING Clarion Real Estate Portfolio on July 10, 2002.

DSL acts as a “manager-of-managers” for ING Clarion Real Estate Portfolio.  See “What are the terms of the Current Advisory Agreement” below for more information regarding this arrangement.

See Appendix F for a listing of the names, addresses and principal executive officers of DSL.

Who is ING Clarion Real Estate Portfolio’s sub-adviser?

Founded in 1969, Clarion, a Delaware limited liability company, is registered with the SEC as an investment adviser.  Clarion currently is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of DSL.  The principal address of Clarion is 201 King of Prussia Road, Suite 600, Radnor, PA 19087.  Clarion is in the business of providing investment advice to institutional client accounts that, as of December 31, 2010, were valued at approximately $19.4 billion.

As described in the Introduction above, upon the completion of the Transaction, Clarion will become a business unit of CBRE Investors, an independently operated subsidiary of CBRE.  The brand or company name under which the combined CBRE Investors/ING REIM business will be operated is currently being evaluated and will be announced in connection with the closing of the Transaction.  Also as described in the Introduction above, Clarion is expected to remain intact after the Transaction.

See Appendix G for a listing of the names, addresses, and the principal occupations of the principal executive officers of Clarion.  No changes to this listing are anticipated as a result of the Transaction.

Appendix H sets forth the names of investment companies with an investment objective similar to that of ING Clarion Real Estate Portfolio, for which Clarion acts as sub-adviser, the annual rate of compensation and the net assets of that investment company as of December 31, 2010.

How will the Proposal, if approved, affect the management of ING Clarion Real Estate Portfolio?

As discussed above, the day-to-day management of ING Clarion Real Estate Portfolio’s portfolio is currently provided by Clarion pursuant to the Current Sub-Advisory Agreement, under the oversight of DSL.  The Proposed Sub-Advisory Agreement is materially identical to the Current Sub-Advisory Agreement.  No changes are expected to result in the manner in which ING Clarion Real Estate Portfolio is managed as a result of Proposal Two.

Are there changes to be made to the investment objective, investment strategies or the name of ING Clarion Real Estate Portfolio as a result of the Proposal?

The Transaction will not result in any change to the investment objective or the investment strategies of ING Clarion Real Estate Portfolio. The brand or company name under which Clarion will be operation subsequent to the Transaction is currently being evaluated and will be announced in connection with the closing of the Transaction.  The name of the Portfolio may change to reflect any change in the name of the Sub-Adviser.  Shareholders will be notified of any changes to the name of the Portfolio.

Management of ING Clarion Real Estate Portfolio

Clarion has informed the Board that no changes to the portfolio management team of ING Clarion Real Estate Portfolio is expected as a result of the Transaction or Proposal Two.  The day-to-day management of ING Clarion Real Estate Portfolio is performed by the following teams of investment professionals:

T. Ritson Ferguson, Managing Director, Chief Investment Officer (since 05/09).  Mr. Ferguson oversees the day-to-day management of client accounts and the firm’s Investment Committee.  Mr. Ferguson co-founded Clarion’s predecessor firm in 1991 and has 25 years of investment experience.

Joseph P. Smith, Managing Director, Portfolio Manager (since 05/09).  Mr. Smith is a member of the Clarion global portfolio management team responsible for oversight of the Americas real estate securities research team.  Mr. Smith joined the firm in 1997 and has 21 years of investment experience.

How has Clarion performed in the past managing ING Clarion Real Estate Portfolio?

The tables below show how ING Clarion Real Estate Portfolio has performed over various periods in the past, as compared to the performance of a broad-based securities market index/indices for the same periods.  The performance information below reflects applicable fee waivers and/or expense limitations in effect during the period presented.  Absent such fee waivers/expense limitations, if any, performance would have been lower.  Performance in an Average Annual Total Returns Table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan.  If these charges or expenses were included, performance would be lower.  The past performance of ING Clarion Real Estate Portfolio is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/vp/literature or call 1-800-992-0180.

The Portfolio’s Class S shares’ year-to-date total return as of March 31, 2011: [ ]%

Average Annual Total Returns%

(for the periods ended December 31, 2010)

	1 Yr	5 Yrs (or since inception)		10 Yrs (or since inception)		Inception Date
Class ADV %	27.57	2.16		N/A		04/17/06
MSCI U.S. REIT® Index(1)%	26.97	(0.53	)(2)	N/A		—
DJ Wilshire Real Estate Securities Index(3)%	28.47	0.05	(2)	N/A
Class I %	28.28	4.16		12.59		05/19/03
MSCI U.S. REIT® Index(1)%	26.97	1.50		10.27	(2), (4)	—
DJ Wilshire Real Estate Securities Index(3)%	28.47	2.18		10.30	(2)
Class S %	27.98	3.89		11.25		01/24/89
MSCI U.S. REIT® Index(1)%	26.97	1.50		10.57	(4)	—
DJ Wilshire Real Estate Securities Index(3)%	28.47	2.18		10.25
Class S2%	27.75	3.74		11.96		09/09/02
MSCI U.S. REIT® Index(1)%	26.97	1.50		10.25	(2), (4)	—
DJ Wilshire Real Estate Securities Index(3)%	28.47	2.18		10.30	(2)

(1)   The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

(2)   Reflects index performance since the date closest to the Class’ inception for which data is available.

(3)   The index returns do not reflect deductions for fees, expenses, or taxes.

(4)   Gross index return is presented for the index for the 10 year return. The return does not include the addition of withholding taxes.

What are the terms of the Current Advisory Agreement?

ING Clarion Real Estate Portfolio’s Current Advisory Agreement requires DSL to oversee the provision of all investment advisory and portfolio management services for the Portfolio.  The Current Advisory Agreement requires DSL to provide, subject to the supervision of the Board, investment advice and investment services to ING Clarion Real Estate Portfolio and to furnish advice and recommendations with respect to the investment of the Portfolio’s assets and the purchase or sale of its portfolio securities.  The Current Advisory Agreement also permits DSL to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers.  DSL oversees the investment management services of ING Clarion Real Estate Portfolio’s sub-adviser — Clarion.

ING Clarion Real Estate Portfolio’s Current Advisory Agreement provides for a unified or “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation ING Clarion Real Estate Portfolio.  Please see Proposal Three for a more detailed description of this arrangement.

From time to time, DSL may recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Board.  It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities.  ING Clarion Real Estate Portfolio and Adviser have received exemptive relief from the SEC to permit DSL, with the approval of the Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of ING Clarion Real Estate Portfolio’s shareholders.  ING Clarion Real Estate Portfolio will notify shareholders of any change in the identity of a sub-adviser of the Portfolio, the addition of a sub-adviser to the Portfolio, or any change in the terms of a contract with a non-affiliated sub-adviser.  In this event, the name of ING Clarion Real Estate Portfolio and its investment strategies may also change.

The Current Advisory Agreement provides that DSL is not subject to liability to ING Clarion Real Estate Portfolio for any act or omission in the course of, or connected with, rendering services under the Current Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Current Advisory Agreement.

After an initial two-year term, the Current Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of ING Clarion Real Estate Portfolio’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Current Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

For the services it provides to ING Clarion Real Estate Portfolio under the Current Advisory Agreement, DSL currently receives an advisory fee, payable monthly, at the annual rate of the Portfolio’s average daily net assets shown in the table below.  The table below also indicates the annual fees (advisory fees) paid by ING Clarion Real Estate Portfolio to DSL for the fiscal year ended December 31, 2010.

Portfolio	Annual Advisory Fee Rate	Advisory Fees Paid for Fiscal Year Ended December 31, 2010
ING Clarion Real Estate Portfolio(1)(2)(3)	0.750% on the first $750 million of the combined average daily net assets of the Portfolio; 0.700% on the next $1.25 billion of the combined average daily net assets of the Portfolio; 0.650% on the next $1.5 billion of the combined average daily net assets of the Portfolio; and 0.600% of the Portfolio’s combined average daily net assets in excess of $3.5 billion	$3,214,180

(1)          Pursuant to fee waiver agreements, DSL has agreed to lower the advisory fee for ING Clarion Real Estate Portfolio so that advisory fees payable to DSL will be waived in amounts equal to 50% of the savings to DSL resulting from the implementation of sub-advisory fee reductions for the period from May 1, 2011 through May 1, 2012.  There is no guarantee that this waiver will continue after this date.  These agreements will only renew if DSL elects to renew them.

(2)          Assets of ING Clarion Real Estate Portfolio, ING Global Resources Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio and ING Van Kampen Growth and Income Portfolio are aggregated in calculating the advisory fee at the above stated rate.

(3)          If the shareholders of ING Clarion Real Estate Portfolio approve Proposal Three at the Special Meeting, ING Clarion Real Estate Portfolio would pay DSL an annual advisory fee, payable monthly, based on the average daily net assets of the Portfolio, based on the following fee schedule: 0.750% on the first $200 million; 0.700% on the next $550 million; and 0.65% thereafter.  In addition, ING Clarion Real Estate Portfolio would not continue to aggregate its assets with ING Global Resources Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio and ING Van Kampen Growth and Income Portfolio in calculating its advisory fee rate.  However, those Portfolios would continue to aggregate their assets with ING Clarion Real Estate Portfolio in calculating their advisory fee rates.  Additionally, the advisory fee would only cover advisory services, and would no longer cover administrative services and other services necessary for the ordinary operation of ING Clarion Real Estate Portfolio.

DSL, and not ING Clarion Real Estate Portfolio, bears the expenses of the services provided by Clarion.

What are the terms of the Proposed Sub-Advisory Agreement?

A copy of the form of the Proposed Sub-Advisory Agreement between DSL and Clarion is included as Appendix E.  The description of the Proposed Sub-Advisory Agreements that follows is qualified in its entirety by reference to Appendix E.

The Proposed Sub-Advisory Agreement is materially identical to the Current Sub-Advisory Agreement, except that the Proposed Sub-Advisory Agreement will provide for different effective dates and durations.  Under the Proposed Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, the fee payable to Clarion will be paid by DSL, and not by ING Clarion Real Estate Portfolio.  Clarion will act as the Sub-Adviser to ING Clarion Real Estate Portfolio pursuant to the Proposed Sub-Advisory Agreement, as it does under the Current Sub-Advisory Agreement.  In this capacity, Clarion will furnish ING Clarion Real Estate Portfolio with investment advisory services in connection with a continuous investment program and manage the Portfolio’s investments in accordance with its investment objectives, policies and restrictions, as set forth in the Portfolio’s prospectuses and statements of additional information.  Subject to the supervision and control of DSL, which in turn is subject to the supervision and control of the Board, Clarion, in its discretion, will continue to determine and select the securities to be purchased for and sold from ING Clarion Real Estate Portfolio and to place orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

As is the case with the Current Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its obligations or reckless disregard of its obligations and duties, Clarion will not be liable to the Trust, its shareholders or to DSL for any act or omission resulting in any loss suffered by the Trust, ING Clarion Real Estate Portfolio or the Portfolio’s shareholders in connection with any service provided under the Proposed Sub-Advisory Agreement.

The sub-advisory fee payable under the Proposed Sub-Advisory Agreement is the same as that payable under the Current Sub-Advisory Agreement.  The fee is computed at an annual rate, as a percentage of average daily net assets.  For its fee, Clarion furnishes, and Clarion will furnish, at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the Proposed Sub-Advisory Agreement.  The sub-advisory fee under the Proposed Sub-Advisory Agreement will be pursuant to the following fee schedules:

Portfolio	Annual Sub-Advisory Fee(1)
ING Clarion Real Estate Portfolio

0.400% on the first $200 million of the Portfolio’s average daily net assets;

0.350% on the next $550 million of the Portfolio’s average daily net assets; and

0.320% of the Portfolio’s average daily net assets in excess of $750 million

(1)  Assets of ING Clarion Global Real Estate Portfolio and ING Clarion Real Estate Portfolio will be aggregated for purposes of calculating Clarion’s fee at the above-stated rate.

As with the Current Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement will be terminable as follows: by DSL at any time without penalty, upon sixty (60) days’ written notice to Clarion and ING Clarion Real Estate Portfolio; at any time without payment of any penalty by the Portfolio, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to DSL and Clarion; or by Clarion upon three (3) months’ written notice unless the Portfolio or Adviser requests additional time to find a replacement for Clarion, in which case Clarion shall allow the additional time requested by the Portfolio or Adviser not to exceed three (3) months beyond the initial three (3) month notice period; provided, however, that Clarion may terminate a Proposed Sub-Advisory Agreement at any time without penalty, with respect to the Portfolio immediately, effective upon written notice to DSL and the Portfolio, in the event either Clarion (acting in good faith) or DSL ceases to be registered as an investment adviser under the 1940 Act or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its contract with the Portfolio; DSL becomes bankrupt or otherwise incapable of carrying out its obligations under the Proposed Sub-Advisory Agreement; and/or Clarion does not receive compensation for its services from DSL or the Portfolio as required by the terms of the Agreement.

The key terms of the Current Sub-Advisory Agreement are substantially identical to those of the Proposed Sub-Advisory Agreement, except that the effective dates, durations and termination provisions differ.  The Proposed Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees of the Board, on March 3, 2011.

Are there any changes to any Portfolio’s fee structure due to the appointment of Clarion as sub-adviser?

No changes to any Portfolio’s fee schedule are anticipated in connection with or related to Proposal Two.

If shareholders of ING Clarion Real Estate Portfolio approve Proposal Three, certain changes would be made to the Portfolio’s fee structure that could ultimately increase the Portfolio’s expenses, as described in Proposal Three below.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Two is in the best interests of ING Clarion Real Estate Portfolio and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its March 3, 2011, meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal.  The Board is therefore recommending that ING Clarion Real Estate Portfolio’s shareholders vote “FOR”   Proposal Two to appoint Clarion as sub-adviser to ING Clarion Real Estate Portfolio and implement the Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement.

What factors were considered by the Board?

At a meeting of the Board held on March 3, 2011, the Board, including a majority of the Independent Trustees, determined to appoint Clarion as the sub-adviser to ING Clarion Real Estate Portfolio under the Proposed Sub-Advisory Agreement.  In determining whether to approve the Proposed Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the agreement should be approved.  The materials provided to the Board in support of the sub-advisory arrangement with Clarion included the following:  (1) a memorandum discussing the change of control of Clarion and the resulting assignment and automatic termination of the Portfolio’s Current Sub-Advisory Agreement; (2) responses from Clarion to questions posed by independent legal counsel to the Independent Trustees; (3) supporting documentation, including a copy of the form of the Proposed Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation.  In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by DSL or its affiliates who administer the Portfolio (“Management”) in connection with its management of the funds in the ING Funds Complex, including the Portfolio, and a presentation by Clarion at the Joint Meeting of the Investment Review Committees of the Board held on January 13, 2011 and the March 1, 2011 meeting of the Board’s Contracts Committee.  Such information included, among other things, a detailed analysis of the Portfolio’s performance, including attribution analyses, which had not been provided at regular Board meetings.

The Board’s consideration of whether to approve the Portfolio’s Proposed Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) DSL’ and the Board’s positive view of Clarion’s performance in serving as the Sub-Adviser to the Portfolio; (2) the nature and quality of the services to be provided by Clarion under the Proposed Sub-Advisory Agreement, including the fact that the Proposed Sub-Advisory Agreement is materially identical to the Current Sub-Advisory Agreement except with respect to effective dates and duration; (3) the Board’s positive view of Clarion’s personnel, operations, and investment management capabilities of Clarion, and Clarion’s representations that the portfolio management personnel providing day-to-day management services to the Portfolio would remain in place through the closing of the Transaction and would continue to manage assets after the closing; (4) ING Groep’s representations that neither it nor its affiliates have any understanding or arrangement that, in their judgment, would reasonably be expected to impose an unfair burden on the Portfolio in connection with the Transaction; (5) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided by Clarion, including the fact that the sub-advisory fee under the Proposed Sub-Advisory Agreement would be paid by DSL and not directly by the Portfolio; (6) that the sub-advisory fee rate payable by DSL would remain unchanged after the Transaction is completed and the Transaction would not affect the advisory fee payable by the Portfolio to DSL; (7) the advisory fee and expense ratio of the Portfolio as compared to the fee rates and expense ratios of a peer group of comparable investment companies, and the fee rates and expenses charged by DSL to the Portfolio as compared to other clients for which DSL provides comparable services; (8) Clarion’s representations that the Transaction described in Proposal One would not adversely affect the nature and quality of services to be provided to the Portfolio and was not expected to have a material adverse effect on the ability of Clarion to provide those services; (9) DSL’ and the Board’s familiarity with Clarion’s operations and compliance programs, including Clarion’s policies and procedures intended to assure compliance with the federal securities laws, Clarion’s representations that it did not anticipate material changes to these operations and compliance programs in connection with the Transaction; and (10) Clarion’s representations regarding its Code of Ethics and related procedures for complying with that Code of Ethics, including a representation that Clarion did not anticipate that the Code of Ethics and related procedures would change materially in connection with the Transaction, and a commitment by the Portfolio’s Chief Compliance Officer to report to the Board at a later date regarding any modifications to the Code of Ethics and the related procedures that may ultimately be implemented in connection with the Transaction.

In addition, in evaluating the Proposed Sub-Advisory Agreement and DSL’s recommendation that the Board approve this agreement, the Board, including the Independent Trustees, recognized the fact that the amount of proceeds to be received by ING Groep in connection with the Transaction would depend, in part, on the amount of assets under management by Clarion immediately following the Transaction.  Specifically, the Board recognized that if Clarion was not permitted to serve as the Sub-Adviser of ING Clarion Real Estate Portfolio after the Transaction, ING Groep would receive fewer proceeds from the Transaction.

After its deliberations, the Board reached the following conclusions:  (1) Clarion should be appointed as the sub-adviser to the Portfolio under the Proposed Sub-Advisory Agreement and continue to provide advisory services to the Portfolio; and (2) the sub-advisory fee rate payable by DSL to Clarion with respect to the Portfolio is reasonable in the context of all factors considered by the Board.

Based on these conclusions and other factors, the Board voted to approve the Proposed Sub-Advisory Agreement on behalf of ING Clarion Real Estate Portfolio.  During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Shareholders must approve the Proposed Sub-Advisory Agreement for it to become effective.  The approval of Proposal Two is not contingent on, and will not affect, the approval of either Proposal One or Proposal Three.  Approval of the Proposed Sub-Advisory Agreement by ING Clarion Real Estate Portfolio requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, which, for this purpose means the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

What happens if shareholders do not approve the Proposal?

If the shareholders of ING Clarion Real Estate Portfolio do not approve the Proposed Sub-Advisory Agreement with Clarion, but the Transaction proceeds nonetheless, Clarion would not be able to serve the Portfolio as a sub-adviser under the Proposed Sub-Advisory Agreement.  In this event, the Board would need to consider appropriate action, which could include, among other things, appointment of Clarion under an interim sub-advisory agreement approved by the Board that could last up to 150 days, appointment of a different sub-adviser, or direct management by DSL.

PROPOSAL THREE

APPROVAL OF THE PROPOSED ADVISORY AGREEMENT
(ING Clarion Real Estate Portfolio Only)

What is Proposal Three?

Proposal Three is the approval of the Proposed Advisory Agreement for ING Clarion Real Estate Portfolio with DSL, the Portfolio’s current investment adviser, which would replace the Portfolio’s current investment advisory agreement and reflect the unbundling of the Portfolio’s unified fee structure into its advisory, administrative, and “other expense” components.  At a meeting on March 3, 2011, the Board approved the Proposed Advisory Agreement, subject to shareholder approval.  If Proposal Three is approved by shareholders, the Proposed Advisory Agreement is expected to become effective on or around July 1, 2011, and will remain in full force and effect, unless otherwise terminated, through November 20, 2012.

The implementation of Proposal Three would result in an increase in the gross expense ratios of all classes of ING Clarion Real Estate Portfolio.  However, subject to shareholder approval of Proposal Three, DSL has agreed to an expense limitation agreement that would keep the net expense ratio attributable to ordinary expenses of each class of ING Clarion Real Estate Portfolio at the same level as the expense ratio of the current fee structure through at least May 1, 2014.  For more information about the impact of Proposal Three on ING Clarion Real Estate Portfolio’s expense structure, please see the section entitled “How would the Proposed Advisory Agreement affect ING Clarion Real Estate Portfolio’s expense structure?” below.

As described below, the Board has determined that it would be in the best interests of shareholders of ING Clarion Real Estate Portfolio to unbundle its unified fee structure.  In considering Proposal Two, the Board recognized that the DSL would still be responsible for overseeing ING Clarion Real Estate Portfolio’s sub-adviser and paying the sub-advisory fee.

Who is ING Clarion Real Estate Portfolio’s investment adviser?

As discussed in Proposal Two, DSL serves as the investment adviser to ING Clarion Real Estate Portfolio.  DSL has overall responsibility for the management of ING Clarion Real Estate Portfolio.  DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and ordinary operations of ING Clarion Real Estate Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

For more information regarding DSL, including the formal restructuring plan adopted by its indirect parent ING Groep, please see the section of Proposal Two entitled “Who is ING Clarion Real Estate Portfolio’s investment adviser?”

What are the terms of the Current Advisory Agreement?

A form of the Proposed Advisory Agreement is included as Appendix C and the description of the Proposed Advisory Agreement below is qualified in its entirety by reference to Appendix C.

ING Clarion Real Estate Portfolio’s Current Advisory Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Portfolio.  The Current Advisory Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to ING Clarion Real Estate Portfolio and to furnish advice and recommendations with respect to the investment of the Portfolio’s assets and the purchase or sale of its portfolio securities.

The Current Advisory Agreement provides for a unified or “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of ING Clarion Real Estate Portfolio.  DSL procures and pays for the services and information necessary to the proper conduct of ING Clarion Real Estate Portfolio’s business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services.  DSL also acts as liaison among the various service providers to ING Clarion Real Estate Portfolio, including the custodian, portfolio accounting agent, sub-adviser and the insurance company or companies to which the Portfolio offers its shares, among others.  DSL also reviews ING Clarion Real Estate Portfolio for compliance with applicable legal requirements and monitors the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.  DSL does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by ING Clarion Real Estate Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

The Current Advisory Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of ING Clarion Real Estate Portfolio’s operations, DSL may engage, subject to the approval of the Board, and where required, the shareholders of the Portfolio, one or more sub-advisers to provide day-to-day advisory services to the Portfolio.  DSL may delegate to the sub-advisers duties, among other things, to formulate and implement ING Clarion Real Estate Portfolio’s investment program, including the duty to determine what securities will be purchased and sold for the Portfolio.

From time to time, DSL may recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Board.  It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities.  The ING funds and DSL have received exemptive relief from the SEC to permit DSL, with the approval of the Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of ING Clarion Real Estate Portfolio’s shareholders.  ING Clarion Real Estate Portfolio will notify shareholders of any change in the identity of a sub-adviser of the Portfolio, the addition of a sub-adviser to the Portfolio, or any change in the terms of a contract with a non-affiliated sub-adviser.  In this event, the name of ING Clarion Real Estate Portfolio and its investment strategies may also change.

The Current Advisory Agreement also provides that DSL is not subject to liability to ING Clarion Real Estate Portfolio for any act or omission in the course of, or connected with, rendering services under the Current Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement.

After an initial two-year term, the Current Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of ING Clarion Real Estate Portfolio’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Current Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

How do the terms of the Current Advisory Agreement differ from those of the Proposed Advisory Agreement?

The material terms of the Current Advisory Agreement and the Proposed Advisory Agreement with respect to the provision of advisory services to ING Clarion Real Estate Portfolio are substantially similar.  However, under the Proposed Advisory Agreement, in contrast to the Current Advisory Agreement, DSL will not be responsible for procuring and paying for, among other services necessary for the ordinary operation of ING Clarion Real Estate Portfolio, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services, nor will DSL be responsible under the Proposed Advisory Agreement to act as the liaison among the various service providers to the Portfolio.  In addition, in keeping with the contractual provisions agreed to with respect to other series of the Trust managed by DSL with a traditional fee structure, the Adviser has agreed to accept a stricter standard of liability under the Proposed Advisory Agreement as compared to the Current Advisory Agreement.  Finally, the effective dates, the duration, the initial terms of each agreement, and the advisory fees payable will be different.

Unlike the Current Advisory Agreement, the Proposed Advisory Agreement does not provide for a bundled fee arrangement.  Consequently, ING Clarion Real Estate Portfolio and not DSL would bear the costs of administrative services and other services necessary for the ordinary operation of the Portfolio.

What is the advisory fee payable under the Current Advisory Agreement?

For the services it provides to ING Clarion Real Estate Portfolio under the Current Advisory Agreement, the Adviser currently receives an advisory fee, payable monthly, at the annual rate of the Portfolio’s average daily net assets shown in the table below.  The table below also indicates the annual fees (advisory fees) paid by ING Clarion Real Estate Portfolio to the Adviser for the fiscal year ended December 31, 2010.

Portfolio	Annual Advisory Fee Rate	Advisory Fees Paid for Fiscal Year Ended December 31, 2010
ING Clarion Real Estate Portfolio(1)(2)(3)	0.750% on the first $750 million of the combined average daily net assets of the Portfolio; 0.700% on the next $1.25 billion of the combined average daily net assets of the Portfolio; 0.650% on the next $1.5 billion of the combined average daily net assets of the Portfolio; and 0.600% of the Portfolio’s combined average daily net assets in excess of $3.5 billion	$3,214,180

(1)          In connection with the implementation of certain sub-advisory fee reductions, DSL has agreed to lower the advisory fee for ING Clarion Real Estate Portfolio pursuant to a waiver agreement so that advisory fees payable to the Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from these sub-advisory fee reductions for the period from May 1, 2009 through May 1, 2012 (the “2009 Waiver Agreement”).  There is no guarantee that the 2009 Waiver Agreement will continue after this date.  The 2009 Waiver Agreement will only renew if DSL elects to renew it.

(3)          Assets of ING Clarion Real Estate Portfolio, ING Global Resources Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio and ING Van Kampen Growth and Income Portfolio will be aggregated in calculating the advisory fee at the above stated rate.

(4)          If the shareholders of ING Clarion Real Estate Portfolio approve Proposal Three at the Special Meeting, the Portfolio would pay DSL an annual advisory fee, payable monthly, based on the average daily net assets of the Portfolio, based on the following fee schedule: 0.750% on the first $200 million; 0.700% on the next $550 million; and 0.65% thereafter.  ING Clarion Real Estate Portfolio would not continue to aggregate its assets with ING Global Resources Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio and ING Van Kampen Growth and Income Portfolio in calculating its advisory fee rate.  However, those Portfolios would continue to aggregate their assets with ING Clarion Real Estate Portfolio in calculating their advisory fee rates.  Additionally, the advisory fee would only cover advisory services, and would no longer cover administrative services and other services necessary for the ordinary operation of ING Clarion Real Estate Portfolio.

See Appendix F for a listing of the names, addresses and principal occupations of the principal executive officers of DSL and a listing of the names, addresses and principal occupations of the principal executive officers of the Trust who are also officers of DSL.

Why is management proposing to change ING Clarion Real Estate Portfolio’s fee structure?

Currently, ING Clarion Real Estate Portfolio pays DSL a unified fee, which covers advisory and administrative services and other expenses, including transfer agency fees, custody fees, accounting fees and legal fees.

Management has determined that the preferred fee model for the mutual funds in the ING Funds complex is the “traditional” fee model, in which each expense component is separated.  Over the past several years, several ING Funds have adopted this traditional fee model.  Under the traditional fee model, the expense components may include all or some of the following: advisory fee, administrative services fee, and other expenses (e.g., transfer agency, custody, accounting, etc.).  Under the traditional fee structure, ING Clarion Real Estate Portfolio will bear the costs of the services included in “other expenses,” which will vary over time along with the cost of the services included within other expenses.

Management believes that eliminating the unified fee structure provides several benefits, including:

Greater understanding of the fund expenses - the unified fee bundles advisory, administrative, and “other” expenses into a single advisory fee, which could limit investor understanding of the components of Portfolio expenses.  Because the traditional fee structure is a more conventional structure, investors may find it easier to understand the fees paid by ING Clarion Real Estate Portfolio.

Greater comparability among funds in the ING Funds Complex - most of the mutual funds in the ING Funds Complex have a traditional fee structure similar to that proposed for ING Clarion Real Estate Portfolio.  Adoption of the traditional fee structure for ING Clarion Real Estate Portfolio would improve the comparability of fund expenses between mutual funds in the ING Funds Complex for shareholders and the Board.

Greater flexibility in adjusting administrative expenses - the unbundling of the administrative fee from the advisory fee would allow DSL and its affiliates to change administrative fees following Board approval, without seeking shareholder approval.  The provision of administrative services is currently covered under ING Clarion Real Estate Portfolio’s Current Advisory Agreement and a change in the terms of administrative services may necessitate shareholder approval if it involves a material change to the advisory agreement.

If shareholders approve the Proposed Advisory Agreement, ING Clarion Real Estate Portfolio would also enter into an administration agreement that has been approved by the Board.  The form of this agreement is standard for mutual funds in the ING Funds Complex with traditional fee structures.  The administration services fees payable under the new administration agreement would be an annual rate of 0.10% of ING Clarion Real Estate Portfolio’s average daily net assets, which is consistent with the administration fees paid by other mutual funds in the ING Funds Complex.  ING Funds Services, LLC (“ING Funds Services”), an affiliate of DSL, would provide administrative services to ING Clarion Real Estate Portfolio pursuant to the administration agreement with the Trust that has been approved by the Board.  This is in contrast to the current arrangement described above, under which DSL, under the Current Advisory Agreement, provides administrative services and other services necessary for the ordinary operation of ING Clarion Real Estate Portfolio.

Breaking out the provision of administrative services into its own agreement would allow DSL and its affiliates to adapt to changing expenses and market conditions more quickly than would be possible if the time and expense of shareholder approval were also required.

What is the advisory fee payable under the Proposed Advisory Agreement?

Under the Proposed Advisory Agreement, ING Clarion Real Estate Portfolio would pay DSL an annual advisory fee, payable monthly, based on the average daily net assets of the Portfolio, based on the following fee schedule: 0.750% on the first $200 million; 0.700% on the next $550 million; and 0.65% thereafter.  Pursuant to a waiver agreement, DSL has agreed to continue to lower the advisory fee for ING Clarion Real Estate Portfolio so that advisory fees payable to DSL will be waived in amounts equal to 50% of the savings to DSL resulting from the previous implementation of sub-advisory fee reductions through May 1, 2012.  There is no guarantee that this waiver will continue after these dates, and it will only renew if DSL elects to renew it.

This advisory fee would not cover administrative services and other expenses, such as transfer agency fees, custody fees, accounting fees and legal fees, for which ING Clarion Real Estate Portfolio would pay for separately.  Unlike under the Current Advisory Agreement, ING Clarion Real Estate Portfolio would not continue to aggregate its assets with ING Global Resources Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio and ING Van Kampen Growth and Income Portfolio in calculating its advisory fee rate under the Proposed Advisory Agreement.  However, those Portfolios would continue to aggregate their assets with ING Clarion Real Estate Portfolio in calculating their advisory fee rates.

How would the Proposed Advisory Agreement affect ING Clarion Real Estate Portfolio’s expense structure?

Implementing the Proposed Advisory Agreement would result in the unbundling of ING Clarion Real Estate Portfolio’s current advisory fee structure, a higher effective advisory fee based on asset levels of the Portfolio as of January 31, 2011, the imposition of a separate administrative services fee, which was previously included in the advisory fee, and an increase in the Portfolio’s “other expenses,” which would no longer be borne by DSL.  Although implementing the Proposed Advisory Agreement would lead to higher gross expenses for ING Clarion Real Estate Portfolio, in addition to maintaining the 2009 Advisory Fee waiver DSL has agreed to an expense limitation agreement that generally would keep the net expense ratios attributable to ordinary expenses of each class of the Portfolio at the same level as the expense ratio under the current fee structure.  Without this expense limitation agreement, the net expense ratio of each class of ING Clarion Real Estate Portfolio would be an annual rate of approximately  1.44%, 0.84%, 1.09% and 0.87% for Class ADV, Class I, Class S and Class S2, respectively.  This expense limitation agreement would be in place until May 1, 2014 and would renew automatically for one-year terms unless DSL provides written notice of termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the management agreement.  The expense limitation agreement would not apply to interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, and any expenses limited by DSL under the agreement would be subject to possible recoupment by DSL within three years.

Comparison of Current Fees and Pro Forma Fees

The following table shows current published annual fund expense ratios for ING Clarion Real Estate Portfolio as a percentage of average daily net assets, both before (total) and after (net) expense waivers and reimbursements.  The pro forma operating expenses show the anticipated effects of implementing the Proposed Advisory Agreement on both total and net annual operating expenses.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a % of the value of your investment)

	ING Clarion Real Estate Portfolio (Current)	ING Clarion Real Estate Portfolio (Pro Forma -After implementing Proposed Advisory Agreement)(1)

CLASS ADV
Management Fees(2)	0.64%	0.72%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%	0.75%
Administration Services Fees(3)	N/A	0.10%
Other Expenses	0.01%	0.06%
Total Annual Portfolio Operating Expenses	1.40%	1.63%
Waivers and Reimbursements(4)	(0.19)%	(0.42)%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	1.21%	1.21%

CLASS I
Management Fees	0.64%	0.72%
Distribution and/or Shareholder Services (12b-1) Fees	N/A	N/A
Administration Services Fees(3)	N/A	0.10%
Other Expenses	0.01%	0.06%
Total Annual Portfolio Operating Expenses	0.65%	0.88%
Waivers and Reimbursements(4)	(0.04)%	(0.27)%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	0.61%	0.61%

CLASS S
Management Fees	0.64%	0.72%
Distribution and/or Shareholder Services (12b-1) Fees	0.25%	0.25%
Administration Services Fees(3)	N/A	0.10%
Other Expenses	0.01%	0.06%
Total Annual Portfolio Operating Expenses	0.90%	1.13%
Waivers and Reimbursements(4)	(0.04)%	(0.27)%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	0.86%	0.86%

CLASS S2
Management Fees	0.64%	0.72%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%	0.50%
Administration Services Fees(3)	N/A	0.10%
Other Expenses	0.01%	0.06%
Total Annual Portfolio Operating Expenses	1.15%	1.38%
Waivers and Reimbursements(4)	(0.14)%	(0.37)%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	1.01%	1.01%

(1)               Unlike the advisory fee under the Proposed Advisory Agreement, which covers only advisory related services, the advisory fee under the Current Advisory Agreement covers, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the ING Clarion Real Estate Portfolio.

(2)              This table shows the estimated operating expenses for each class of ING Clarion Real Estate Portfolio as a ratio of expenses to average daily net assets.  These expenses are based on each class’ actual operating expenses for the year ended December 31, 2010 as adjusted for contractual changes, if any, and fee waivers to which DSL has agreed.

(3)               Pursuant to an administration agreement, ING Funds Services will receive an annual administration services fee equal to 0.10% of ING Clarion Real Estate Portfolio’s average daily net assets.

(4)               Pursuant to the 2009 Fee Waiver Agreement, DSL is contractually obligated to waive a portion of the management fee through May 1, 2012.  Based upon net assets as of December 31, 2010, the management fee waiver for ING Clarion Real Estate Portfolio would be (0.04)%.  The distributor, ING Investments Distributor, LLC is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV shares and Class S2 shares, respectively through May 1, 2012.  These arrangements will remain in effect if shareholders approve Proposal Three.  There is no guarantee that the management fee waiver or the distribution fee wavier will continue after May 1, 2012.  These waivers will only renew if DSL and/or ING Investments Distributor, LLC elect to renew them.

Subject to shareholder approval of the Proposed Advisory Agreement, DSL will enter into a written expense limitation agreement with the Trust, under which it will limit the expenses of ING Clarion Real Estate Portfolio to 1.25%, 0.65%, 0.90% and 1.05% for Class ADV, Class I, Class S and Class S2, respectively, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, subject to possible recoupment by DSL within three years.  The expense limitation agreement shall continue until May 1, 2014 and shall renew automatically for one-year terms unless DSL provides written notice of termination at least 90 days prior to the end of the then current term or upon termination of the Proposed Advisory Agreement.  There can be no assurance that DSL will continue this expense limitation agreement beyond May 1, 2014.  If this expense limitation agreement were not in place, upon effectiveness of the Proposed Advisory Agreement, if approved by shareholders, the annual portfolio operating expenses for each Class of the Portfolio would be an annual rate of approximately 1.44%, 0.84%, 1.09% and 0.87% for Class ADV, Class I, Class S and Class S2, respectively.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Three is in the best interests of ING Clarion Real Estate Portfolio and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its March 3, 2011, meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal.  The Board is therefore recommending that ING Clarion Real Estate Portfolio’s shareholders vote “FOR” Proposal Three to approve the Proposed Advisory Agreement, as discussed in this Proxy Statement.

What factors were considered by the Board?

The Board of ING Clarion Real Estate Portfolio, in recommending the Proposed Advisory Agreement, considered a number of factors, including the following: (1) comparative data of other similarly managed mutual funds, noting that the proposed net expense ratio for ING Clarion Real Estate Portfolio is below the average and the median of funds in its peer group; (2) the nature and quality of the services provided by DSL to ING Clarion Real Estate Portfolio under the Current Advisory Agreement as compared to the nature and quality of services to be provided by DSL under the Proposed Advisory Agreement, including that under the Proposed Advisory Agreement, DSL would not be responsible for procuring and paying for the services and information necessary to the proper conduct of the Portfolio’s business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services, nor would DSL be responsible under the Proposed Advisory Agreement to act as liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, sub-adviser and the insurance company or companies to which the Portfolio offers its shares, among others; (3) the fairness of the compensation under the Proposed Advisory Contract in light of the services to be provided to ING Clarion Real Estate Portfolio and taking into account the sub-advisory fees payable by DSL (discussed in Proposal Two above); (4) the fairness of DSL’s compensation under the Proposed Advisory Contract; (5) DSL’s experience as a manager-of-managers overseeing sub-advisers to other funds within the ING Funds complex; (6) DSL’s strength and reputation within the industry; (7) the personnel, operations, financial condition, and investment management capabilities and resources of DSL; (8) the information that had been provided by DSL at regular Board meetings with respect to its capabilities as a manager-of-managers in overseeing similar funds; (9) DSL’s compliance programs, including its policies and procedures intended to assure compliance with the federal securities laws, which had previously been approved by the Board as part of its oversight of other mutual funds in the ING Funds complex; (10) projected profitability and net revenue benefits of DSL and its affiliates due to the changes in the fee structure, including that, based on ING Clarion Real Estate Portfolio’s net assets as of approximately $520,000,000.  DSL and its affiliates are not projected to receive an ongoing economic benefit; (11) the resulting increase in ING Clarion Real Estate Portfolio’s gross expenses as a result of the Proposed Advisory Agreement, as well as DSL’s undertaking to maintain an expense limitation for the Portfolio until at least May 1, 2014 and the benefits of eliminating the unified fee structure as represented by management; and (12) other information relevant to an evaluation of the nature, extent and quality of the services provided by DSL in response to a series of detailed questions posed by independent legal counsel to the Independent Trustees.

After its deliberation, the Board concluded that (1) the advisory fee rate payable by ING Clarion Real Estate Portfolio to DSL pursuant to the Proposed Advisory Agreement is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; and (3) DSL maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance program.  During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Shareholders of ING Clarion Real Estate Portfolio must approve the Proposed Advisory Agreement for it to become effective.  The approval of Proposal Three is not contingent on, and will not affect, the approval of either Proposal One or Proposal Two.  Approval of the Proposed Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of ING Clarion Real Estate Portfolio, which, for this purpose means the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Portfolio.  Approval of the Proposed Advisory Agreement is not contingent upon shareholder approval of the Proposed Sub-Advisory Agreement for ING Clarion Real Estate Portfolio described in Proposal Two, and vice versa.

What happens if shareholders do not approve the Proposal?

If shareholders do not approve the Proposed Advisory Agreement, the investment advisory agreement, as currently in effect, will remain in place for ING Clarion Real Estate Portfolio and the Board will determine what additional action, if any, should be taken.

GENERAL INFORMATION

Solicitation of Proxies

Solicitation of voting instructions is being made primarily by the mailing of the Notice, the Proxy Statement and the Voting Instructions Card on or about May 4, 2011.  In addition to the solicitation of proxies by mail, employees of the Advisers and their affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Special Meeting, the shareholder may submit the proxy originally sent with the Proxy Statement, attend in person or vote online by logging on to www.proxyweb.com and following the on-line directions.  Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at 1-800-992-0180.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders.  Please complete and execute your Voting Instructions Card.  If you followed the instructions when you voted, your proxies will vote your shares as you have directed.  If you submitted your Voting Instructions Card but did not vote on the Proposals, your proxies will vote on the Proposals, as applicable, as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the applicable Portfolio has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180.  If in the future any shareholder does not want the mailing of a proxy statement to be combined with household members, please inform the applicable Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at the telephone number listed above.

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

What are the voting rights and the quorum requirements?

The Separate Accounts of the participating insurance companies and Qualified Plans are the record owners of the shares of the Portfolios.  The Qualified Plans and Participating Insurance Companies will vote the Portfolios’ shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. Participating insurance companies and Qualified Plans, which through Separate Accounts or directly, respectively, hold shares of a Portfolio, will be counted as the Portfolio’s shareholders in determining whether a quorum is present.  Because a significant percentage of the Portfolios’ shares are held by insurance companies, which use proportional voting, the presence of such insurance companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

March 18, 2011, has been chosen as the Record Date.  Each shareholder of a Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  Shares have no preemptive or subscription rights.  Shareholders of a Portfolio at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date.  The presence in person or by proxy of the holders of 30% of a Portfolio’s outstanding shares is necessary to constitute a quorum for the transaction of business at the Special Meeting.

In the event that a quorum of shareholders is not represented at the Special Meeting with respect to a Portfolio, the meeting may be adjourned by a majority of that Portfolio’s shareholders present in person or by proxy until a quorum exists.  If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.  Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 180 days beyond the originally scheduled meeting date).  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.  However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue.  For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

The Trust, on behalf of the Portfolios, does not impose any requirement that a specific percentage of Variable Contract Holders and Plan Participants need to give instructions as to how to vote their shares.  Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted.  The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote.

As of the Record Date, no person owned beneficially more than 5% of any class of any Portfolio, except as set forth in Appendix B.  To the best of the Trust’s knowledge, as of the Record Date, the officers and Trustees beneficially owned, as a group, less than 1% of any class of any Portfolio.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.  In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” each applicable Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who are the other service providers to the Portfolios?

ING Funds Services, an affiliate of the Advisers, serves as the administrator to ING Clarion Global Real Estate Portfolio.  With respect to ING Clarion Global Real Estate Portfolio, ING Funds Services was paid $386,129 for the fiscal year ended December 31, 2010.  With respect to ING Clarion Real Estate Portfolio, the Current Advisory Agreement between the Trust, on behalf of the Portfolio, and DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolio and pays for the services and information necessary to the proper conduct of the Portfolio’s business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee.  As such, there are no separate administration fees.

ING Investments Distributor, LLC (“ING Investments Distributor”), an indirect, wholly-owned subsidiary of ING Groep, serves as the principal underwriter and distributor to the Portfolios.  With respect to the Portfolios, ING Investments Distributor was paid the following amounts for the fiscal year ended December 31, 2010: ING Clarion Global Estate Portfolio: $958,060; and ING Clarion Real Estate Portfolio: $2,402,676.

ING Funds Services and ING Investments Distributor have their principal offices located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.  The Portfolios anticipate that such services will continue to be provided following the approval of the Proposed Sub-Advisory Agreements, and that ING Funds Services will serve as the administrator to ING Clarion Real Estate Portfolio following the approval of the Proposed Advisory Agreement.

During the fiscal year ended December 31, 2010, neither Portfolio paid any commissions to affiliated broker-dealers.

Who pays for this proxy solicitation?

The Portfolios will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders.  CBRE and/or an affiliate and the relevant Adviser and/or an affiliate will share the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses allocable to Proposal One and Proposal Two, and DSL and/or an affiliate will pay the incremental expenses allocable to Proposal Three.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Portfolios are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that the presence of a quorum at the special meeting may be assured, prompt execution and return of the enclosed voting instructions card is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the internet.  Please follow the voting instructions as outlined on your voting instructions card.

Huey P. Falgout, Jr.

Secretary

May 4, 2011

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A

The following tables provide the number of shares outstanding for each share class of each Portfolio as of the Record Date:

ING Clarion Global Real Estate Portfolio

Share	Shares
Class	Outstanding
Class ADV	731,802.796
Class I	22,855,727.078
Class S	18,705,420.814
Class S2	228,221.133
Total	42,521,171.821

ING Clarion Real Estate Portfolio

Share	Shares
Class	Outstanding
Class ADV	720,791.746
Class I	2,606,094.534
Class S	20,406,401.831
Class S2	971,200.116
Total	24,406,401.831

A-1

APPENDIX B

The following tables provide information about the persons or entities who, to the knowledge of the Portfolios, owned beneficially or of record 5% or more of any class of a Portfolio’s outstanding shares as of March 18, 2011:

ING CLARION GLOBAL REAL ESTATE PORTFOLIO

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING National Trust 1 Orange Way Windsor, CT 06095-4773	100.0% Class A; Beneficial	1.8%

ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	31.1% Class I; Beneficial	17.0%

ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	19.7% Class I; Beneficial	10.6%

ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	16.7% Class I; Beneficial	9.0%

ING Solution 2045 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	15.4% Class I; Beneficial	8.3%

ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.3% Class I; Beneficial	2.9%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	79.4% Class S; 100.0% Class S2; Beneficial	35.5%

Massachusetts Mutual Life Ins Attn: RS Fund Operations 1295 St # C105 Springfield, MA 01111-0001	7.3% Class S; Beneficial	3.2%

Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	6.1% Class S; Beneficial	2.7%

B-1

ING CLARION REAL ESTATE PORTFOLIO

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING National Trust 1 Orange Way Windsor, CT 06095-4773	81.6% Class A; 5.4% Class I; Beneficial	3.7%

ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	18.4% Class A; 17.6% Class I; 27.9% Class S; Beneficial	25.6%

ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	27.9% Class I; Beneficial	2.9%

ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	20.7% Class I; Beneficial	2.2%

ING Solution Income Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	11.9% Class I; Beneficial	1.3%

ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	10.9% Class I; Beneficial	1.2%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	70.1% Class S; 96.7% Class S2; Beneficial	61.7%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

B-2

APPENDIX C

FORM OF PROPOSED ADVISORY AGREEMENT

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

This Agreement, effective April 29, 2005, is hereby amended and restated the 1st day of January, 2007, between ING Investors Trust (the “Trust”), a Massachusetts business trust, and Directed Services, LLC (the “Manager”), a Delaware limited liability company (the “Agreement”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust may offer shares of additional series in the future;

WHEREAS, the Trust desires to avail itself of the services of the Manager for the provision of advisory and management services for the Trust; and

WHEREAS, the Manager is willing to render such services to the Trust.

NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1.             Appointment.  The Trust hereby appoints the Manager, subject to the direction of the Board of Trustees (the “Board”), for the period and on the terms set forth in this Agreement, to provide advisory, management, and other services, as described herein, with respect to each series of the Trust set forth on Schedule A hereto (individually and collectively referred to herein as “Series”).  The Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

In the event the Trust establishes and designates additional series (other than the Series) with respect to which it desires to retain the Manager to render advisory services hereunder, it shall notify the Manager in writing.  If the Manager is willing to render such services, it shall notify the Trust in writing, whereupon such additional series shall become a Series hereunder, and be subject to this Agreement.

Subject to the approval of the Board of Trustees of the Trust, the Manager is authorized to enter into portfolio management agreements with other registered investment advisers to serve as investment sub-advisers, whether or not affiliated with the Manager (each a “Portfolio Manager”).  The Manager will continue to have responsibility for all services furnished pursuant to any subadvisory agreement (each a “Portfolio Management Agreement”).  The Trust and Manager understand and agree that the Manager may manage each Series in a “manager-of-managers” style with either a single or multiple portfolio managers, which contemplates that the Manager will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (the “SEC”) or applicable regulation under the 1940 Act:  (a) continually evaluate the performance of the Portfolio Managers to the Trust; and (b) periodically make recommendations to the Trust’s Board regarding the results of its evaluation and monitoring functions.  The Trust recognizes that, subject to the approval of the Board of Trustees of the Trust, a Portfolio Manager’s services may be terminated or modified and that the Manager may appoint a new Portfolio Manager for a Series, subject to an applicable SEC Order or applicable regulation under the 1940 Act.

2.             Services of the Manager.  The Manager represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 and will maintain such registration for so long as required by applicable law.  Subject to the general supervision of the Board of the Trust, the Manager shall provide the following advisory, management, and other services with respect to the Series:

(a)           Provide general, investment advice and guidance with respect to the Series and provide advice and guidance to the Trust’s Trustees, and oversee the management of the investments of the Series and the composition of each Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series’ investment objective or objectives and policies as stated in the Trust’s current registration statement, which management may be provided by others selected by the Manager and approved by the Board as provided below or directly by the Manager as provided in Section 3 of this Agreement;

(b)           In the event that the Manager wishes to select others to render investment management services, the Manager shall analyze, select and recommend for consideration and approval by the Trust’s Board investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the Trust) such investment advisory firms to render investment advice and manage the investments of such Series and the composition of each such Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with the Series’ investment objective or objectives and policies as stated in the Trust’s current registration statement;

(c)           Periodically monitor and evaluate the performance of the Portfolio Managers with respect to the investment objectives and policies of the Series;

(d)           Monitor the Portfolio Managers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, Section 817(h) of the Internal Revenue Code, to the extent applicable, and if applicable, regulations under such provisions, and other applicable law;

(e)           If appropriate, analyze and recommend for consideration by the Trust’s Board termination of a contract with a Portfolio Manager under which the Portfolio Manager provides investment advisory services to one or more of the Series;

(f)            Supervise Portfolio Managers with respect to the services that such Portfolio Managers provide under respective Portfolio Management Agreements;

(g)           Render to the Board of the Trust such periodic and special reports as the Board may reasonably request; and

(h)           Make available its officers and employees to the Board and officers of the Trust for consultation and discussions regarding the administration and management of the Series and services provided to the Trust under this Agreement.

3.             Investment Management Authority.  In the event the Manager wishes to render investment management services directly to a Series, then with respect to any such Series, the Manager, subject to the supervision of the Trust’s Board, will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series.  To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series.  The Manager will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the SEC, as amended.  Furthermore:

(a)           The Manager will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and so as to ensure compliance by the Series with the diversification requirements of Section 817(h) of the Internal Revenue Code and with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.  In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Trust or counsel to the Manager.

(b)           The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

(c)           On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the Trust’s Board, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

(d)           In connection with the purchase and sale of securities of the Series, the Manager will arrange for the transmission to the custodian for the Trust on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian.

(e)           The Manager will assist the custodian or portfolio accounting agent for the Trust in determining, consistent with the procedures and policies stated in the Registration Statement for the Trust and any applicable procedures adopted by the Trust’s Board, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager.

(f)            The Manager will make available to the Trust, promptly upon request, any of the Series’ or the Managers’ investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act, as well as other applicable laws.  The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(g)                                 The Manager will regularly report to the Trust’s Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board with respect to the Series such periodic and special reports as the Trustees may reasonably request.

(h)                                 In connection with its responsibilities under this Section 3, the Manager is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates.  The Manager’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.  Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion.  To the extent consistent with these standards and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager.  Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.                                       Conformity with Applicable Law.  The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Trust and with the instructions and directions of the Board of the Trust and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

5.                                       Exclusivity.  The services of the Manager to the Trust under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

6.                                       Documents.  The Trust has delivered properly certified or authenticated copies of each of the following documents to the Manager and will deliver to it all future amendments and supplements thereto, if any:

(a)                                  certified resolution of the Board of the Trust authorizing the appointment of the Manager and approving the form of this Agreement;

(b)                                 the Registration Statement as filed with the SEC and any amendments thereto; and

(c)                                  exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

7.                                       Records.  The Trust agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Trust with respect to the Series by the 1940 Act.  The Manager further agrees that all records of the Series are the property of the Trust and, to the extent held by the Manager, it will promptly surrender any of such records upon request.

8.                                       Expenses.  During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the Trust under this Agreement and such expenses as are assumed by a Portfolio Manager under its Portfolio Management Agreement.  The Manager further agrees to pay all fees payable to the Portfolio Managers, executive salaries and expenses of the Trustees of the Trust who are employees of the Manager or its affiliates, and office rent of the Trust.  The Trust shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating the Trust’s net asset value; taxes, if any, and the preparation of the Trust’s tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Trust under federal and state laws and regulations (including the salary of employees of the Manager engaged in the registering and qualifying of shares of the Trust under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); salaries of personnel involved in placing orders for the execution of the Trust’s portfolio transactions; expenses of disposition or offering any of the portfolio securities held by a Series; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and director meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Trust who are not employees of the Manager or any Portfolio Manager, or their affiliates; Board approved trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses.  To the extent the Manager incurs any costs or performs any services which are an obligation of the Trust, as set forth herein, the Trust shall promptly reimburse the Manager for such costs and expenses.  To the extent the services for which the Trust is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Trust only to the extent of its costs for such services.

9.                                       Compensation.  For the services provided by the Manager to each Series pursuant to this Agreement, the Trust will pay to the Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  Payment of the above fees shall be in addition to any amount paid to the Manager for the salary of its employees for performing services which are an obligation of the Trust as provided in Section 8.  The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between the Manager and the Trust.

10.                                 Liability of the Manager.  The Manager may rely on information reasonably believed by it to be accurate and reliable.  Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its members, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager’s duties, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement.  Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its members, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Portfolio Manager or any of the Portfolio Manager’s stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Portfolio Management Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager’s duties under this Agreement, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement.  No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever, in his or her official capacity, to any person, including the Portfolio Manager, other than to the Trust or its shareholders, in connection with Trust property or the affairs of the Trust, save only that arising from his or her bad faith, willful misfeasance, negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Trust property for satisfaction of claims of any nature against a Trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust.  Moreover, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Trust.

11.                                 Continuation and Termination.  With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Amendment, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2007  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

This Agreement may be terminated by the Trust at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of the Trust or by a vote of a majority of the outstanding voting shares of the Trust, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days’ written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Trust.  This Agreement will automatically and immediately terminate in the event of its “assignment” as described in the 1940 Act.

12.                                 Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Trust.  Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Manager.

13.                                 Use of Name.  It is understood that the name “Directed Services, LLC” or any derivative thereof or logo associated with that name is the valuable property of the Manager and its affiliates, and that the Trust and/or the Series have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to such Trust and/or Series.  Upon termination of this Agreement, the Trust (or Series) shall forthwith cease to use such name (or derivative or logo) and, in the case of the Trust, shall promptly amend its Amended and Restated Agreement and Declaration of Trust to change its name (if such name is included therein).

14.                                 Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

15.                                 Applicable Law.

(a)                                  This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

(b)                                 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c)                                  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ING INVESTORS TRUST

By:
Kimberly A. Anderson
Senior Vice President

DIRECTED SERVICES LLC

By:
Todd Modic
Vice President

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED
INVESTMENT MANAGEMENT AGREEMENT

between

ING INVESTORS TRUST

and

DIRECTED SERVICES LLC

Series	Effective Date	Annual Investment Management Fee
(as a percentage of average daily net assets)

ING American Funds World Allocation Portfolio	September 15, 2008	0.10% on all assets

ING BlackRock Inflation Protected Bond Portfolio		0.450% on first $200 million; 0.400% on next $800 million; and 0.300% on assets over $1 billion

ING Clarion Real Estate Portfolio	July 1, 2011	0.75% on first $200 million; 0.70% on next $550 million; and 0.65% on assets over $750 million

ING DFA Global Allocation Portfolio	April 30, 2010	0.25% on all assets

ING DFA World Equity Portfolio	April 30, 2010	0.25% on all assets

ING Franklin Income Portfolio		0.65% on the first $500 million; and 0.60% on assets over $500 million

ING Franklin Templeton Founding Strategy Portfolio		0.00%

ING Goldman Sachs Commodity Strategy Portfolio	April 28, 2008	0.70% on the first $1 billion; and 0.65% on assets over $1 billion

ING Large Cap Growth Portfolio (formerly, ING Wells Fargo Omega Growth Portfolio)	November 2, 2010	0.55% on all assets

ING Large Cap Value Portfolio (formerly, ING Pioneer Equity Income Portfolio)		0.65% on first $500 million; and 0.60% on assets over $500 million

Series	Effective Date	Annual Investment Management Fee
(as a percentage of average daily net assets)

ING MFS Utilities Portfolio

0.600% on first $1 billion of assets;

0.550% on next $500 million of assets;

0.500% on next $1 billion of assets;

0.470% on next $1 billion of assets;

0.450% on next $1 billion of assets;

0.440% on next $1 billion of assets;

and

0.430% thereafter

ING Retirement Conservative Portfolio(1) ING Retirement Growth Portfolio(1) ING Retirement Moderate Growth Portfolio(1) ING Retirement Moderate Portfolio(1)	August 12, 2009	If the Portfolio invests in Underlying Funds within the ING Fund Complex: 0.14% If the Portfolio invests in Underlying Funds outside the ING Fund Complex and/or Direct Investments: 0.24%

ING T.Rowe Price International Stock Portfolio (formerly, ING Marsico International Opportunities Portfolio)		0.540% on first $4 billion; and 0.530% thereafter

(1)                                  “Direct Investments” shall mean assets which are not shares of open-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act.

APPENDIX D

FORM OF SUB-ADVISORY AGREEMENT BETWEEN CLARION AND ING INVESTMENTS

SUB-ADVISORY AGREEMENT

ING INVESTORS TRUST

This AGREEMENT is made as of this        day of                2011 between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and [Clarion], a Delaware Limited Partnership (the “Sub-Adviser”).

WHEREAS, ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to a Management Agreement, dated February 25, 2004, and subsequently amended (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.                                       Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.                                       Sub-Adviser Duties.  Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)                                  The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)                                     The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii)                                  The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of  equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all proxies with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganizations, unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)                               In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(iv)                              The Sub-Adviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)                                 The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)                              The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)                                 The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Trust that contains the following information as of the immediately previous month’s end.

(i)                                     A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)                                  Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)                               Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(c)                                  The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(d)                                 The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(e)                                  The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.                                       Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.  Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.                                       Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.                                       Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations.  In addition, if the Trust is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Trust and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.                                       Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7.                                       Marketing Materials.

(a)                                  During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)                                 During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.                                       Compliance.

(a)                                  The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)                                 The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)                                  The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.                                       Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.                                 Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Trust.

11.                                 Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12.                                 Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13.                                 Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.                                 Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.                                 Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16.                                 Indemnification.

(a)                                  The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)                                 Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)                                  The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)                                 The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager

Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.                                 Duration and Termination.

(a)                                  With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2012.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each

Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)                                 Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Investors Trust

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

[Clarion]

259 N. Radnor-Chester Road, Suite 205

Radnor, PA 19087Attention: Legal Department

18.                                 Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.           Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Todd Modic

Senior Vice President

[CLARION]

By:
Name:
Title:

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

[CLARION]

(a)Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)
ING Clarion Global Real Estate Portfolio(2)	0.40% on first $200 million; 0.35% on next $550 million; and 0.32% thereafter

(2)                                  For purposes of calculating fees under this Agreement, the assets of the Series shall be aggregated with the assets of the ING Clarion Real Estate Portfolio, a series of ING Investors Trust, which is not a party to this Agreement.  The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to each Series and its respective Adviser/Manager based on relative net assets.

APPENDIX E

FORM OF SUB-ADVISORY AGREEMENT BETWEEN CLARION AND DSL

SUB-ADVISORY AGREEMENT

ING INVESTORS TRUST

This AGREEMENT is made as of this         day of              2011 between Directed Services LLC, a Delaware limited liability company (the “Manager”), and [Clarion], a Delaware Limited Partnership (the “Sub-Adviser”).

WHEREAS, ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Amended and Restated Investment Management Agreement, dated October 24, 1997, as amended and restated (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.             Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.             Sub-Adviser Duties.  Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of  equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all proxies with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganizations, unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)          In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)           The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Trust that contains the following information as of the immediately previous month’s end.

(i)            A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)           Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)          Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(c)           The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(d)           The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(e)           The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.             Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.  Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.             Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.             Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations.  In addition, if the Trust is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Trust and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.             Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7.             Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.             Compliance.

(a)           The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.             Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.           Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Trust.

11.           Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12.           Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13.           Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.           Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.           Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16.           Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated

therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the

Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.           Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2012.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the

Sub-Adviser upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Investors Trust

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

[Clarion]

201 King of Prussia Road, Suite 600

Radnor, PA 19087

Attention: Legal Department

18.           Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.           Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

DIRECTED SERVICES LLC

By:
Todd Modic
Vice President

[CLARION]

By:
Name:
Title:

AMENDED SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

DIRECTED SERVICES LLC

and

[CLARION]

(b)Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)
ING Clarion Real Estate Portfolio(1)	0.4000% on first $200 million of assets; 0.3500% on next $550 million of assets; and 0.3200% on assets in excess of $750 million

(1) Please note the sub-advisory fee would be aggregated with ING Clarion Global Real Estate Portfolio a series of ING Investors Trust.

APPENDIX F

Principal Executive Officers of Directed Services LLC

1475 Dunwoody Drive

West Chester, PA 19380

Name and Title

Shaun P. Mathews — Executive Vice President

Richard Gelfand — Chief Financial Officer

 Kimberly A. Anderson — Senior Vice President

 Michael J. Roland — Senior Vice President and Chief Compliance Officer

David Pendergrass — Vice President and Treasurer

Joy M. Benner — Secretary

Principal Executive Officers of the Trust who are Officers of Directed Services LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President and Chief Compliance Officer

Kimberly A. Anderson — Senior Vice President

Principal Executive Officers of ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President and Chief Compliance Officer

Stanley D. Vyner — Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson — Senior Vice President and Assistant Secretary

Lydia L. Homer — Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic — Senior Vice President

Huey P. Falgout, Jr. — Secretary

Principal Executive Officers of the Trust who are also officers of ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President and Chief Compliance Officer

Stanley D. Vyner — Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson — Senior Vice President

Todd Modic — Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

Huey P. Falgout, Jr. — Secretary

F-1

APPENDIX G

Principal Executive Officers of ING Clarion Real Estate Securities, LLC

201 King of Prussia Road,

Suite 600

Radnor, PA 19087

Name and Title

T. Ritson Ferguson — Chief Executive Officer and Chief Investment Officer

Jarrett B. Kling —Managing Director

Joseph P. Smith — Managing Director

Stephen D. Burton — Managing Director

Steven P. Sorenson — Senior Director

David J. Makowicz — Chief Operating Officer

William E. Zitelli — General Counsel

Robert S. Tull — Chief Compliance Officer

G-1

APPENDIX H

ADVISORY FEE RATES OF A FUND WITH SIMILAR INVESTMENT OBJECTIVES OR INVESTMENT STRATEGIES ADVISED OR SUB-ADVISED BY ING CLARION REAL ESTATE SECURITIES, LLC (“Clarion”)

The following table sets forth the name of other investment companies with investment objectives similar to that of any of the Portfolios, for which Clarion acts as a sub-adviser, the annual rate of compensation and the net assets of the investment companies as of December 31, 2010.

Portfolio	Annual Compensation (as a % of average daily net assets)	Net Assets (in millions)
ING Real Estate Fund

0.70% of the net assets of the Fund’s predecessor Fund (CRA Realty Shares Fund);

0.70% of additional assets raised subsequent to ING Investments becoming the Fund’s Adviser and generated through non-retail consultants; and

0.35% of additional assets raised subsequent to ING Investments becoming the Fund’s Adviser and not generated through non-retail consultants.

		[To be confirmed]

ING Global Real Estate Fund

0.400% on the first $200 million of the Fund’s average daily net assets;

0.350% on the next $550 million of the Fund’s average daily net assets; and

0.300% of the Fund’s average daily net assets in excess of $750 million

		[To be confirmed]

ING International Real Estate Fund

0.50% on the first $250 million of the Fund’s average daily net assets;

0.45% on the next $250 million of the Fund’s average daily net assets; and

0.40% of the Fund’s average daily net assets in excess of $500 million

		[To be confirmed]

Met Investors Series Trust Clarion Global Real Estate Portfolio	0.40% of assets up to $200 million of the Fund’s average daily net assets: 0.35% of next $550 million of average daily net assets; and 0.30% of average daily net assets in excess of $750	$1,362,757,809

H-1

	million

Transamerica Clarion Global Real Estate Securities	0.40% of assets up to $250 million of the Fund’s average daily net assets: 0.375% of next $250 million of average daily net assets; 0.35% of next $500 million of average daily net assets, and 0.30% of average daily net assets in excess of $1 billion, less 50% of any amount reimbursed pursuant to the Fund’s expense limitation [no expense limitation currently]	$302,652,260

Transamerica Clarion Global Real Estate Securities VP	0.40% of assets up to $250 million of the Fund’s average daily net assets: 0.375% of next $250 million of average daily net assets; 0.35% of next $500 million of average daily net assets, and 0.30% of average daily net assets in excess of $1 billion, less 50% of any amount reimbursed pursuant to the Fund’s expense limitation [no expense limitation currently]	$528,662,000

PACE Global Real Estate Securities Investments	0.40% of the Fund’s average daily net assets subadvised by Clarion	$54,953,573	(1)

Northern Multi-Manager Global Real Estate Fund	0.50% of assets up to $100 million of the Fund’s average daily net assets subadvised by Clarion; 0.45% of next $100 million of average daily net assets subadvised by Clarion; and 0.40% of average daily net assets in excess of $200 million subadvised by Clarion	$225,733,177	(1)

Wilmington Multi-Manager Real Asset Fund	0.65% of assets up to $50 million of the Fund’s average daily net assets subadvised by Clarion; 0.55% of next $50 million of average daily net assets subadvised by Clarion; and 0.45% of average daily net assets in excess of $100 million subadvised by Clarion	$48,691,045	(1)

(1)           Assets of the fund that are sub-advised by Clarion as of December 31, 2010.

H-2

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING CLARION GLOBAL REAL ESTATE PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on June 14, 2011, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.

If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                           A new sub-advisory agreement between ING Investments, LLC, the investment adviser to the Portfolio, and ING Clarion Real Estate Securities, LLC, the current and proposed sub-adviser to the Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

3 EASY WAYS TO SUBMIT YOUR VOTING INSTRUCTIONS CARD

BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instructions Card, sign and date the Voting Instructions Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instructions Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JUNE 14, 2011

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PORTFOLIO/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTIONS CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS.  If you fail to return this Voting Instructions Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instructions Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTIONS CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instructions Card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instructions Card. THIS VOTING INSTRUCTIONS CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                           A new sub-advisory agreement between ING Investments, LLC, the investment adviser to the Portfolio, and ING Clarion Real Estate Securities, LLC, the current and proposed sub-adviser to the Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING CLARION REAL ESTATE PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on June 14, 2011, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.

If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible.  Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.                           A new sub-advisory agreement between Directed Services LLC (“DSL”), the investment adviser to the Portfolio, and ING Clarion Real Estate Securities, LLC, the current and proposed sub-adviser to the Portfolio.

For ☐	Against ☐	Abstain ☐

2.                           A new investment advisory agreement with DSL to reflect the unbundling of the unified fee structure into its advisory, administrative, and “other” expense components.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

3 EASY WAYS TO SUBMIT YOUR VOTING INSTRUCTIONS CARD

BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instructions Card, sign and date the Voting Instructions Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instructions Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JUNE 14, 2011

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PORTFOLIO/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTIONS CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS.  If you fail to return this Voting Instructions Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instructions Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTIONS CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instructions Card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instructions Card. THIS VOTING INSTRUCTIONS CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.                           A new sub-advisory agreement between Directed Services LLC (“DSL”), the investment adviser to the Portfolio, and ING Clarion Real Estate Securities, LLC, the current and proposed sub-adviser to the Portfolio.

For ☐	Against ☐	Abstain ☐

2.                           A new investment advisory agreement with DSL to reflect the unbundling of the unified fee structure into its advisory, administrative, and “other” expense components.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE